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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

TREVENA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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TREVENA INC.
1018 West 8th Avenue, Suite A
King of Prussia, Pennsylvania 19406

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 14, 2014

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of Trevena, Inc., a Delaware corporation (the "Company"). The meeting will be held on Wednesday, May 14, 2014 at 9:30 a.m. local time at the King of Prussia Business Center Board Room at 1010 West 8th Avenue, King of Prussia, Pennsylvania 19406 for the following purposes:

  1.
  To elect the Board of Directors's three (3) nominees for Class I directors named herein to hold office until the 2017 Annual Meeting of Stockholders.

  2.
  To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2014.

  3.
  To approve the 2013 Equity Incentive Plan, as amended.

  4.
  To conduct any other business properly brought before the meeting.

        These items of business are more fully described in the Proxy Statement accompanying this Notice.

        The record date for the Annual Meeting is April 2, 2014. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders' Annual Meeting to Be Held on Wednesday, May 14, 2014 at the King of Prussia Business Center Board Room at 1010 West 8th Avenue, King of Prussia, Pennsylvania 19406.

The proxy statement and annual report to stockholders
are available at http://www.proxyvote.com for stockholders of record and beneficial owners.

By Order of the Board of Directors

Roberto Cuca Secretary

King of Prussia, Pennsylvania

April 11, 2014

        You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or on the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

TREVENA INC.
1018 West 8th Avenue, Suite A
King of Prussia, Pennsylvania 19406

PROXY STATEMENT
FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS

 To Be Held on May 14, 2014

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

        We have sent you this proxy statement and the enclosed proxy card because the Board of Directors of Trevena, Inc. (sometimes referred to as we, us, the Company or Trevena) is soliciting your proxy to vote at the 2014 Annual Meeting of Stockholders including at any adjournments or postponements of the meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or on the Internet.

        We intend to mail this proxy statement and accompanying proxy card on or about April 11, 2014 to all stockholders of record entitled to vote at the Annual Meeting.

How do I attend the Annual Meeting?

        The meeting will be held on Wednesday, May 14, 2014 at 9:30 a.m. local time at the King of Prussia Business Center Board Room at 1010 West 8th Avenue, King of Prussia, Pennsylvania 19406. Information on how to vote in person at the Annual Meeting is discussed below.

Who can vote at the Annual Meeting?

        Only stockholders of record at the close of business on April 2, 2014 will be entitled to vote at the Annual Meeting. On this record date, there were 26,232,946 shares of common stock outstanding and entitled to vote.

  Stockholders of Record: Shares Registered in Your Name

        If on April 2, 2014 your shares were registered directly in your name with Trevena's transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.

  Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Agent

        If on April 2, 2014 your shares were not held in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker, bank or other agent.

What am I voting on?

        There are three matters scheduled for a vote:

  •
  Election of three Class I directors;

  •
  Ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm of the Company for its fiscal year ending December 31, 2014; and

  •
  Approval of the 2013 Equity Incentive Plan, as amended.

What if another matter is properly brought before the meeting?

        The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

        You may either vote "For" all the nominees to the Board of Directors or you may "Withhold" your vote for any nominee you specify. For each of the other matters to be voted on, you may vote "For" or "Against" or abstain from voting.

        The procedures for voting are set forth below:

  Stockholder of Record: Shares Registered in Your Name

        If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone or vote by proxy on the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

  •
  To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

  •
  To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

  •
  To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the Company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m., on May 13, 2014 to be counted.

  •
  To vote on the Internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the Company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m. on May 13, 2014 to be counted.

  Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

        If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from Trevena. Simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or on the Internet as instructed by your broker, bank or other agent. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact the applicable party to request a proxy form.

        Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

        On each matter to be voted upon, you have one vote for each share of common stock owned as of the close of business on April 2, 2014.

What happens if I do not vote?

  Stockholder of Record: Shares Registered in Your Name

        If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the Internet or in person at the Annual Meeting, your shares will not be voted.

  Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

        If you are a beneficial owner and do not instruct your broker, bank or other agent how to vote your shares, whether your broker or other nominee will still be able to vote your shares depends on whether the New York Stock Exchange, or NYSE, deems the particular proposal to be a "routine" matter. Brokers and other nominees can use their discretion to vote "uninstructed" shares with respect to matters that are considered to be "routine," but not with respect to "non-routine" matters. Under the rules and interpretations of NYSE, "non-routine" matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if supported by management. Accordingly, your broker, bank or other agent may not vote your shares on Proposal 1 or Proposal 3 without your instructions, but may vote your shares on Proposal 2.

What if I return a proxy card or otherwise vote but do not make specific choices?

        If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, "For" the election of all three nominees for director, "For" the ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2014 and "For" the approval of the 2013 Equity Incentive Plan, as amended. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

        We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

        If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

  Stockholder of Record: Shares Registered in Your Name

        Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

  •
  You may submit another properly completed proxy card with a later date.

  •
  You may grant a subsequent proxy by telephone or on the Internet.

  •
  You may send a timely written notice that you are revoking your proxy to Corporate Secretary at 1018 West 8th Avenue, Suite A, King of Prussia, Pennsylvania 19406.

  •
  You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

        Your most recent proxy card or telephone or Internet proxy is the one that will be counted.

  Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

        If your shares are held by your broker, bank as a nominee or other agent, you should follow the instructions provided by your broker, bank or other agent.

When are stockholder proposals and director nominations due for next year's Annual Meeting?

        To be considered for inclusion in next year's proxy materials, your proposal must be submitted in writing by January 14, 2015 to Trevena's Secretary at 1018 West 8th Avenue, Suite A, King of Prussia, Pennsylvania 19406.

        If you wish to nominate an individual for election at, or bring business, other than through a stockholder proposal, before the 2015 Annual Meeting of Stockholders, you should deliver your notice to our Secretary at the address above between January 14, 2015 and February 13, 2015. Your notice to the Secretary must set forth information specified in our bylaws, including your name and address, and the class and number of shares of our stock which you beneficially own.

        If you propose to bring business before the Annual Meeting other than a director nomination, your notice must also include, as to each matter proposed, the following: (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, and (ii) any material interest you have in such business. If you propose to nominate an individual for election as a director, your notice shall also set forth, as to each person whom you propose to nominate for election as a director, the following: (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of our stock which are owned of record and beneficially owned by the person, (iv) the date or dates on which such shares were acquired and the investment intent of such acquisition and (v) any other information concerning the person as would be required to be disclosed in a proxy statement soliciting proxies for the election of that person as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder (including the person's written consent to being named as a nominee and to serving as a director if elected). We may require any proposed nominee to furnish such other information as we may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that could be material to a reasonable stockholder's understanding of the independence, or lack thereof, of such proposed nominee.

        For more information, and for more detailed requirements, please refer to our Amended and Restated bylaws, filed as Exhibit 3.2 to our Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission, the SEC, on February 5, 2014.

How are votes counted?

        Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to elect directors, votes "For," "Withhold" and broker non-votes, and with respect to others proposals, votes "For," "Against" and abstentions. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

What are "broker non-votes"?

        As discussed above, when a beneficial owner of shares held in "street name" does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by NASDAQ to be "non-routine," the broker or nominee cannot vote the shares. These unvoted shares are counted as "broker non-votes."

How many votes are needed to approve each proposal?

  •
  For the election of directors, the three nominees receiving the most "For" votes from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors will be elected. Only votes "For" or "Withheld" will affect the outcome.

  •
  To be approved, Proposal No. 2, ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014, must receive "For" votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

  •
  To be approved, Proposal No. 3, approval of the 2013 Equity Incentive Plan, as amended, must receive "For" votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

What is the quorum requirement?

        A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the meeting in person or represented by proxy. On the record date, there were 26,232,946 shares outstanding and entitled to vote. Thus, the holders of 13,116,474 shares must be present in person or represented by proxy at the meeting to have a quorum.

        Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

        Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What proxy materials are available on the internet?

        The proxy statement, Form 10-K and annual report to stockholders are available at www.proxyvote.com for stockholders of record and beneficial owners.

 PROPOSAL 1

ELECTION OF DIRECTORS

        Our Board of Directors is divided into three classes. Each class consists of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board of Directors to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director's successor is duly elected and qualified.

        The Board of Directors currently has nine members. There are three directors in the class whose term of office expires in 2014. Each of the nominees listed below is currently a director of the Company. If elected at the Annual Meeting, each of these nominees would serve until the 2017 Annual Meeting of Stockholders and until her or his successor has been duly elected and qualified, or, if sooner, until the director's death, resignation or removal. It is our policy to invite and encourage directors and nominees for director to attend all annual meetings of stockholders.

        Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The three nominees receiving the highest number of affirmative votes will be elected. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead will be voted for the election of a substitute nominee proposed by us. Each person nominated for election has agreed to serve if elected. We have no reason to believe that any nominee will be unable to serve.

        The following is a brief biography of each nominee and each director whose term will continue after the annual meeting.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2017 ANNUAL MEETING

Farah Champsi, age 52

        Ms. Champsi has served as a member of our Board of Directors since January 2008. Ms. Champsi joined Alta Partners, a venture capital firm, in 2000 and serves as Managing Director where she focuses her efforts on biopharmaceutical companies. Ms. Champsi also serves on the boards of directors of Chimerix, Inc., a biopharmaceutical company, and two private companies. Prior to Alta Partners, Ms. Champsi served as an investment banker at Robertson Stephens & Company from 1987 to 1999 and was elected as a general partner in 1992 and head of the global life sciences investment banking group in 1995. Ms. Champsi earned an M.B.A. from the Stanford University Graduate School of Business and a B.A. in Economics from Smith College. Our Board of Directors believes that Ms. Champsi's experience and expertise in investment banking in biopharmaceutical companies, as well as being responsible for building successful life sciences investment banking franchises, allows her to make valuable contributions to the board.

Terrance G. McGuire, age 58

        Mr. McGuire has served as a member of our Board of Directors since January 2008. Mr. McGuire was a co-founder and is currently a general partner of Polaris Venture Partners. Prior to starting Polaris Venture Partners in 1996, Mr. McGuire spent seven years at Burr, Egan, Deleage & Co., investing in early stage medical and information technology companies. He serves on the board of directors of Ironwood Pharmaceuticals, Inc., Acceleron Pharma, Inc., and several private companies and has served on the boards of Akamai Technologies, Inc., Aspect Medical Systems, Inc., Cubist Pharmaceuticals, Inc., deCODE genetics, Inc. and various private companies. Mr. McGuire is chairman emeritus of the National Venture Capital Association, chairman of the board of the Thayer School of Engineering at Dartmouth College, and a member of the advisory boards of The David H. Koch Institute for Integrative Cancer Research at the Massachusetts Institute of Technology and The Arthur Rock Center for Entrepreneurship at Harvard Business School. Mr. McGuire earned an M.B.A from Harvard Business School, an M.S. in engineering from The Thayer School at Dartmouth College, and a B.S. in physics and economics from Hobart College. The Board of Directors believes that Mr. McGuire's extensive scientific and investment experience, including his experience in working with entrepreneurial companies, allows him to make valuable contributions to the board.

Christopher K. Mirabelli, Ph.D., age 59

        Dr. Mirabelli has served as a member of our Board of Directors since January 2008. Dr. Mirabelli joined HealthCare Ventures as a managing director in 2000, prior to which he served as President of Pharmaceutical Research and Development at Millennium Pharmaceuticals, Inc. While at HealthCare Ventures, Dr. Mirabelli served as an officer and a director of Critical Therapeutics, Inc. and various private companies. Dr. Mirabelli was chairman of the board and chief executive officer of LeukoSite, Inc., a biotechnology company, from 1993 through 1999. He was also a co-founder of Isis Pharmaceuticals, Inc. and was previously with the research and development division of GSK. He is a member of the board of advisors of the Accelerator Fund at Harvard Medical School and serves on the Department of Genetics Advisory Board. Dr. Mirabelli is also a member of the National Sciences Advisory Council of SUNY-Fredonia. Dr. Mirabelli received his Ph.D. in molecular pharmacology from Baylor College of Medicine and a B.S. in biology from SUNY-Fredonia. The Board of Directors believes that Dr. Mirabelli's extensive scientific and managerial experience allows him to make valuable contributions to the board.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2015 ANNUAL MEETING

Maxine Gowen, Ph.D., age 56

        Dr. Gowen has served as our President and Chief Executive Officer and as a member of our Board of Directors since our founding in November 2007. Prior to joining our company, Dr. Gowen was Senior Vice President for the Center of Excellence for External Drug Discovery at GlaxoSmithKline plc, or GSK, where she held a variety of leadership positions during her tenure of 15 years. Before GSK, Dr. Gowen was Senior Lecturer and Head, Bone Cell Biology Group, Department of Bone and Joint Medicine, of the University of Bath, U.K. From 2008 until 2012, Dr. Gowen served as a director of Human Genome Sciences, Inc., a public biopharmaceutical company. She received her Ph.D. from the University of Sheffield, U.K., an M.B.A. with academic honors from The Wharton School of the University of Pennsylvania, and a B.Sc. with Honors in Biochemistry from the University of Bristol, U.K. Our Board of Directors believes that Dr. Gowen's detailed knowledge of our company and her over 20 years in the pharmaceutical industry, including her roles at GSK, provide a critical contribution to the board.

Jake R. Nunn, age 43

        Mr. Nunn has served as a member of our Board of Directors since July 2013. Mr. Nunn has been a Partner at New Enterprise Associates, Inc., a venture capital firm, since 2006. From January 2001 to June 2006, Mr. Nunn served as a Partner and an analyst for the MPM BioEquities Fund, a public life sciences fund at MPM Capital, L.P., a private equity firm. Previously, Mr. Nunn was a healthcare research analyst and portfolio manager at Franklin Templeton Investments and an investment banker with Alex, Brown & Sons. Mr. Nunn is currently on the boards of directors at Hyperion

Therapeutics, Inc., Transcept Pharmaceuticals, Inc. and three private companies. Mr. Nunn received an M.B.A. from the Stanford University Graduate School of Business and an A.B. in Economics from Dartmouth College. Mr. Nunn holds the Chartered Financial Analyst designation, and is a member of the CFA Society of San Francisco. The Board of Directors believes that Mr. Nunn's experience in investing in life sciences, later-stage specialty pharmaceuticals, biotechnology and medical device investments, as well as his business and educational background, allows him to make valuable contributions to the board.

David F. Solomon, age 47

        Mr. Solomon has served as a member of our Board of Directors since May 2013. Since December 31, 2010, Mr. Solomon has been the Senior Vice President, Corporate Development & Strategic Planning at Forest Laboratories, Inc., or Forest Laboratories. Mr. Solomon joined Forest Laboratories in 2001 and has served in a variety of roles there, including Vice President—Business Development and Strategic Planning from December 2007 through December 2010 and Vice President—Business Development from June 2006 through December 2007. Mr. Solomon serves on the board of directors of Lincoln Center Theater and the Municipal Art Society and on the Executive Board of the Yale Drama Alumni Association. Mr. Solomon received his J.D. from Yale Law School and graduated summa cum laude with a B.S. in Biology from Yale College. The Board of Directors believes that Mr. Solomon's extensive scientific and managerial experience allows him to make valuable contributions to the board.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2016 ANNUAL MEETING

Michael R. Dougherty, age 56

        Mr. Dougherty has served as a member of our Board of Directors since August 2013. Mr. Dougherty was Chief Executive Officer and a member of the board of directors of Kalidex Pharmaceuticals, Inc., or Kalidex, from May 2012 to October 2012. Mr. Dougherty was the President and Chief Executive Officer of Adolor Corporation, or Adolor, a biopharmaceutical company, and was a member of the board of directors of Adolor from December 2006 until December 2011. Mr. Dougherty joined Adolor as Senior Vice President of Commercial Operations in November 2002, and until his appointment as President and Chief Executive Officer in December 2006, served in a number of capacities, including Chief Operating Officer and Chief Financial Officer. From November 2000 to November 2002, Mr. Dougherty was President and Chief Operating Officer of Genomics Collaborative, Inc. Previously, Mr. Dougherty served in a variety of senior positions at Genaera Corporation, or Genaera, a biotechnology company, including President and Chief Executive Officer, and at Centocor Inc., a division of Johnson & Johnson, or Centocor. Mr. Dougherty is currently on the board of directors at Biota Pharmaceuticals, Inc., Cempra, Inc., Celator Pharmaceuticals, Inc. and one private company. Mr. Dougherty was a member of the Board of Directors of Viropharma Incorporated from January 2004 to January 2014. Mr. Dougherty received a B.S. from Villanova University. Our Board of Directors believes that Mr. Dougherty's deep understanding of biotechnology finance, research and development, sales and marketing, strategy and operations allows him to make valuable contributions to the board.

Leon O. Moulder, Jr., age 56

        Mr. Moulder has served as a member of our Board of Directors since November 2011 and as Chairman of our Board of Directors since June 2013. Since June 2010, Mr. Moulder has served as Chief Executive Officer and a member of the board of directors of TESARO, Inc., or TESARO, a public biopharmaceutical company. From April 2009 to January 2010, Mr. Moulder served as Vice Chairman, President and Chief Executive Officer of Abraxis BioScience, Inc., or Abraxis, a biotechnology company. Before that, Mr. Moulder served as Vice Chairman of Eisai Corporation,

North America, or Eisai, a pharmaceutical company and wholly owned subsidiary of Eisai Co., Ltd., a Japanese pharmaceutical company, from January 2008 until January 2009, after Eisai acquired MGI PHARMA, Inc., a biopharmaceutical company, where he had served as President and Chief Executive Officer since May 2003. Mr. Moulder currently serves on the board of directors of Cubist Pharmaceuticals, Inc. and also serves on the Board of Trustees of Temple University as well as the Board of Visitors of the Temple University School of Pharmacy. Our Board of Directors believes that Mr. Moulder's significant operational and senior management experience in the pharmaceutical and biotechnology industries, as well as his extensive experience serving on boards of directors of public and private companies in the life sciences industry, allow him to make valuable contributions to the board.

Francois Nader, M.D., age 57

        Dr. Nader has served as a member of our Board of Directors since January 2014. Dr. Nader has been an employee of NPS Pharmaceuticals, Inc., or NPS, since June 2006, and has served as a member of NPS's board of directors since January 2008 and as President and Chief Executive Officer of NPS since March 2008. Before joining NPS, Dr. Nader was a venture partner at Care Capital, LLC, where he served as Chief Medical Officer of its Clinical Development Capital unit from July 2005 to June 2006. From 2000 to 2004, he served as Senior Vice President, Integrated Healthcare Markets and Senior Vice President, North America Medical and Regulatory Affairs with Aventis Pharmaceuticals, Inc. He also held similar positions at Hoechst Marion Roussel Inc. and served as Head of Global Commercial Operations at the Pasteur Vaccines division of Rhone-Poulenc SA. Dr. Nader currently serves as Chairman of the Board of Trustees of BioNJ, New Jersey's trade organization representing the biotechnology industry. He also serves as a member of the board of directors of the Biotechnology Industry Organization (BIO), the New Jersey Chamber of Commerce and one private company. Dr. Nader received a French State Doctorate in Medicine from St. Joseph University (Lebanon) and a Physician Executive M.B.A. from the University of Tennessee. Our Board of Directors believes that Dr. Nader's significant operational and senior management experience in the pharmaceutical and biotechnology industries, as well as his extensive scientific and investment experience, allow him to make valuable contributions to the board.

 INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE
GOVERNANCE

INDEPENDENCE OF THE BOARD OF DIRECTORS

        As required under the NASDAQ Stock Market LLC listing standards, or the NASDAQ listing standards, a majority of the members of a listed company's board of directors must qualify as "independent," as affirmatively determined by the board of directors. Our Board of Directors consults with our counsel to ensure that our Board of Directors's determinations are consistent with relevant securities and other laws and regulations regarding the definition of "independent," including those set forth in pertinent NASDAQ listing standards, as in effect from time to time.

        Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his family members, and us, our senior management and our independent auditors, the Board of Directors has affirmatively determined that the following eight directors are independent directors within the meaning of the applicable NASDAQ listing standards: Drs. Mirabelli and Nader, Messrs. Dougherty, McGuire, Nunn, Moulder and Solomon and Ms. Champsi. In making this determination, the Board of Directors found that none of these directors or nominees for director had a material or other disqualifying relationship with us. Dr. Gowen, our Chief Executive Officer, is not an independent director by virtue of her employment with us.

BOARD OF DIRECTORS LEADERSHIP STRUCTURE

        Our Board of Directors has an independent chair, Mr. Moulder, who has authority, among other things, to call and preside over Board of Directors meetings, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the Board of Directors. Accordingly, the Chairman has substantial ability to shape the work of the Board of Directors. We believe that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of the Board of Directors in its oversight of our business and affairs. In addition, we believe that having an independent Chairman creates an environment that is more conducive to objective evaluation and oversight of management's performance, increasing management accountability and improving the ability of the Board of Directors to monitor whether management's actions are in the best interests of the Company and its stockholders. As a result, we believe that having an independent Chairman can enhance the effectiveness of the Board of Directors as a whole.

ROLE OF THE BOARD OF DIRECTORS IN RISK OVERSIGHT

        One of the Board of Directors's key functions is informed oversight of our risk management process. The Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various Board of Directors standing committees that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board of Directors as quickly as possible.

MEETINGS OF THE BOARD OF DIRECTORS

        The Board of Directors met 18 times during the last fiscal year. Each Board of Directors member other than David F. Solomon attended 75% or more of the aggregate number of meetings of the Board of Directors and of the committees on which he served, held during the portion of the last fiscal year for which he was a director or committee member.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

        The Board of Directors has three committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides membership and meeting information for the year ended December 31, 2013 for each of the Board of Directors committees:

Name	Audit		Compensation		Nominating and Corporate Governance
Farah Champsi	X				X
Michael R. Dougherty	X	*
Terrance G. McGuire					X	*
Christopher K. Mirabelli, Ph.D.			X
Leon O. Moulder, Jr.			X	*
Jake R. Nunn	X
David F. Solomon			X		X
Total meetings in the year ended December 31, 2013	3		3		2

*
Committee Chairman

        Below is a description of each committee of the Board of Directors.

        Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of each committee meets the applicable NASDAQ listing standards regarding "independence" and that each member is free of any relationship that would impair his individual exercise of independent judgment with regard to the Company.

Audit Committee

        Our Audit Committee consists of three directors, Mr. Dougherty, Ms. Champsi and Mr. Nunn, and our Board of Directors has determined that each of them is independent within the meaning of the applicable stock exchange listing requirements and the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Mr. Nunn is a Partner at New Enterprise Associates, Inc. and Ms. Champsi is a Managing Director of Alta Partners, each of which is affiliated with a stockholder that beneficially owns more than 10% of our common stock. Therefore, we may not be able to rely upon the safe harbor position of Rule 10A-3 under the Exchange Act, which provides that a person will not be deemed to be an affiliate of a company if he or she is not the beneficial owner, directly or indirectly, of more than 10% equity securities of that company. However, our Board of Directors has made an affirmative determination that Mr. Nunn and Ms. Champsi are not affiliates of our Company. Mr. Dougherty is the chairman of the Audit Committee and our Board of Directors has determined that Mr. Dougherty is an "audit committee financial expert" as defined by SEC rules and regulations. Our Board of Directors has determined that the composition of our Audit Committee meets the criteria for independence under, and the functioning of our Audit Committee complies with, the applicable requirements of the Sarbanes-Oxley Act, applicable NASDAQ listing standards and SEC rules and regulations. We intend to continue to evaluate the requirements applicable to us and we intend to comply with the future requirements to the extent that they become applicable to our Audit Committee.

        Our Audit Committee reviews our internal accounting procedures and consults with and reviews the services provided by our independent registered public accountants.

        The principal duties and responsibilities of our Audit Committee include:

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  appointing and retaining an independent registered public accounting firm to serve as the independent auditor to audit our financial statements, overseeing the independent auditor's work and determining the independent auditor's compensation;

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  approving in advance all audit services and non-audit services to be provided to us by our independent auditor;

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  establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls, auditing or compliance matters, as well as for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

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  reviewing and discussing with management and our independent auditor the results of the annual audit and the independent auditor's review of our quarterly financial statements; and

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  conferring with management and our independent auditor about the scope, adequacy and effectiveness of our internal accounting controls, the objectivity of our financial reporting and our accounting policies and practices.

        The Audit Committee has adopted a written charter that is available to stockholders on our corporate website at www.trevenainc.com.

Report of the Audit Committee of the Board of Directors

        The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2013 with our management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board, the PCAOB. The Audit Committee has also received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors' communications with the Audit Committee concerning independence, and has discussed with the independent auditors the accounting firm's independence. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

Mr. Michael R. Dougherty Ms. Farah Champsi Mr. Jake R. Nunn

Compensation Committee

        Our Compensation Committee reviews and determines, or recommends to the full board for determination, the compensation of all our executive officers. Our Compensation Committee consists of four directors, Dr. Nader, Mr. Moulder, Dr. Mirabelli and Mr. Solomon, each of whom is a non-employee member of our Board of Directors as defined in Rule 16b-3 under the Exchange Act. Dr. Nader is the chairman of the Compensation Committee. Our Board of Directors has determined that the composition of our Compensation Committee satisfies the applicable independence requirements under, and the functioning of our Compensation Committee complies with the applicable requirements of, the NASDAQ listing standards and SEC rules and regulations. We intend to continue to evaluate and intend to comply with all future requirements applicable to our Compensation Committee.

        The principal duties and responsibilities of our Compensation Committee include:

  •
  establishing and approving, and making recommendations to the Board of Directors regarding, performance goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating the performance of our Chief Executive Officer in light of those goals and objectives and setting, or recommending to the full Board of Directors for approval, the Chief Executive Officer's compensation, including incentive-based and equity-based compensation, based on that evaluation;

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  setting the compensation of our other executive officers, based in part on recommendations of the Chief Executive Officer;

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  exercising administrative authority under our stock plans and employee benefit plans; and

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  establishing policies and making recommendations to our Board of Directors regarding director compensation.

        The Compensation Committee has adopted a written charter that is available to stockholders on our corporate website at www.trevenainc.com.

Compensation Committee Processes and Procedures

        The Compensation Committee anticipates meeting quarterly and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chairman of the Compensation Committee, in consultation with the Chief Executive Officer. The Compensation Committee meets regularly in executive session. From time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer does not participate in, and is not present during, any deliberations or determinations of the Compensation Committee regarding her compensation or her individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company, as well as authority to obtain, at our expense, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant's reasonable fees and other retention terms.

        In 2013, our Compensation Committee retained Radford, a global compensation consulting firm, to provide executive compensation advisory services. The Compensation Committee assessed Radford's independence and determined that Radford had no conflicts of interest in connection with its provisions of services to the committee. Specifically, the Compensation Committee engaged Radford to suggest a peer company group composed of public life science companies with market capitalization and employee populations comparable to us and conduct an executive compensation assessment analyzing the current cash and equity compensation of our executive team against compensation for similarly situated executives at our peer group companies. Our management did not have the ability to direct Radford's work.

        The Compensation Committee considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of our compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation Committee's process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of her performance is conducted by the Compensation Committee, which determines any adjustments to her compensation as well as awards to be granted. For all executives, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current company-wide compensation levels, including analyses of executive compensation paid at other companies considered to be comparable to the Company.

Compensation Committee Interlocks and Insider Participation

        None of our directors who currently serve as members of our Compensation Committee is, or has at any time during the past year been, one of our officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the Board of Directors or compensation committee of any other entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee consists of three directors, Mr. McGuire, Ms. Champsi and Mr. Solomon. Mr. McGuire is the chairman of the Nominating and Corporate Governance Committee. Our Board of Directors has determined that the composition of our Nominating and Corporate Governance Committee satisfies the applicable independence requirements under, and the functioning of our Nominating and Corporate Governance Committee complies with the applicable requirements of, the NASDAQ listing standards and SEC rules and regulations. We will continue to evaluate and will comply with all future requirements applicable to our Nominating and Corporate Governance Committee.

        The Nominating and Corporate Governance Committee's responsibilities include:

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  assessing the need for new directors and identifying individuals qualified to become directors;

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  recommending to the Board of Directors the persons to be nominated for election as directors and to each of the Board's committees;

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  assessing individual director performance, participation and qualifications;

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  developing and recommending to the board corporate governance principles;

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  monitoring the effectiveness of the Board of Directors and the quality of the relationship between management and the Board of Directors; and

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  overseeing an annual evaluation of the Board of Directors's performance.

        The Nominating and Corporate Governance Committee has adopted a written charter that is available to stockholders on our corporate website at www.trevenainc.com.

        The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment, diversity and having the commitment to rigorously represent the long-term interests of our stockholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time.

        Candidates for director nominees are reviewed in the context of the current composition of the Board of Directors, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity, age, skills and such other factors as it deems appropriate given the current needs of the Board of Directors and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors' overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors' independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for NASDAQ purposes, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates' qualifications and then selects a nominee for recommendation to the Board of Directors by majority vote.

        The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board of Directors may do so by delivering a written recommendation addressed to Trevena's Secretary at 1018 West 8th Avenue, Suite A, King of Prussia, Pennsylvania 19406.

        Each submission must set forth:

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  the name and address of the stockholder on whose behalf the submission is made;

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  the number and class of shares of the Company that are owned beneficially by such stockholder as of the date of the submission;

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  the full name of the proposed candidate;

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  a description of the proposed candidate's business experience for at least the previous five years;

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  complete biographical information for the proposed candidate; and

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  a description of the proposed candidate's qualifications as a director.

        Any such submission must be accompanied by the written consent of the proposed candidate to be named as a nominee and to serve as a director if elected.

        All written submissions received from stockholders that include the information described above will be reviewed by the Nominating and Corporate Governance Committee at its next appropriate meeting. If a stockholder wishes the Committee to consider a director candidate for nomination at an Annual Meeting of our stockholders, then the recommendation must be provided at least 90 days, but not more than 120 days, prior to the anniversary date of the mailing of the Company's proxy statement for the preceding year's Annual Meeting of Stockholders.

        In accordance with its charter, the Nominating and Corporate Governance Committee will consider for nomination only those individuals who possess, among other characteristics, the highest personal and professional ethics, a background and expertise that is useful to the Company and complementary to the background of other directors, and a willingness to devote the required time to the duties and responsibilities of the Board of Directors and any committees to which he or she may be appointed.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        Our Board of Directors has adopted a formal process by which stockholders may communicate with the Board of Directors or any of its directors. Stockholders who wish to communicate with the Board of Directors may do so by sending written communications addressed to Trevena's Secretary at 1018 West 8th Avenue, Suite A, King of Prussia, Pennsylvania 19406. Each communication must set forth:

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  the name and address of the stockholder on whose behalf the communication is sent; and

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  the number and class of shares of the Company that are owned beneficially by such stockholder as of the date of the communication.

        The Secretary will review each communication. The Secretary will forward such communication to the Board of Directors or to any individual director to whom the communication is addressed unless the communication contains advertisements or solicitations or is unduly hostile, threatening or similarly inappropriate, in which case the Secretary will discard the communication.

CODE OF BUSINESS CONDUCT AND ETHICS FOR EMPLOYEES, EXECUTIVE OFFICERS AND DIRECTORS

        We have adopted a Code of Business Conduct and Ethics, or the Code of Conduct, applicable to all of our employees, executive officers and directors. The Code of Conduct is available on our website at www.trevenainc.com. The Nominating and Corporate Governance Committee of our Board of Directors will be responsible for overseeing the Code of Conduct and must approve any waivers of the Code of Conduct for employees, executive officers and directors. We expect that any amendments to the Code of Conduct, or any waivers of its requirements, will be disclosed on our website.

 PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of the Board of Directors has selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014 and has further directed that management submit the selection of our independent registered public accounting firm for ratification by the stockholders at the annual meeting. Ernst & Young has audited our financial statements since our inception in 2007. Representatives of Ernst & Young are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young as our independent registered public accounting firm. However, the Audit Committee of the Board of Directors is submitting the selection of Ernst & Young to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board of Directors in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

        The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Ernst & Young. Abstentions will be counted toward the tabulation of votes on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

        The following table represents aggregate fees billed to us for the fiscal years ended December 31, 2013 and 2012 by Ernst & Young LLP. All fees below were approved by our Audit Committee.

	Fiscal Year Ended December 31,
	2012	2013
	(in thousands)
Audit Fees(1)	$44	$1,102
Tax Fees(2)	6	6

Total Fees	$50	$1,108

(1)
Audit fees consist of fees incurred for professional services rendered for the audit of our annual financial statements and review of the quarterly financial statements that are normally provided by Ernst & Young in connection with regulatory filings or engagements. Also included are fees related to our initial public offering and review of documents filed with the SEC.

(2)
Tax fees consist of professional services for tax advice and tax planning. These services included assistance with tax reporting requirements and audit compliance.

PRE-APPROVAL POLICIES AND PROCEDURES

        The Audit Committee has responsibility for establishing policies and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, Ernst & Young LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee's approval of the scope of the engagement of the independent registered public accounting firm or on an individual explicit case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee's members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

        The Audit Committee has determined that the rendering of the above services by Ernst & Young LLP is compatible with maintaining the principal accountant's independence.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

 PROPOSAL 3

APPROVAL OF 2013 EQUITY INCENTIVE PLAN, AS AMENDED

        In October 2013, our Board of Directors adopted, and our stockholders subsequently approved, the Trevena, Inc. 2013 Equity Incentive Plan, or the 2013 Plan, which became effective on January 31, 2014 at the time of our initial public offering, or IPO. The 2013 Plan was the successor and continuation of the Trevena, Inc. 2008 Equity Incentive Plan, as amended, or the 2008 Plan. At the time it became effective, the maximum number of shares of our common stock reserved for issuance under the 2013 Plan was 3,537,703, which is the sum of (i) 661,290 new shares plus (ii) 3,349, the number of shares remaining available for issuance under the 2008 Plan at the time our 2013 Plan became effective, plus (iii) the maximum number of 2008 Returning Shares. 2008 Returning Shares means the shares underlying stock awards granted under the 2008 Plan outstanding as of the effective date of our IPO that expire or terminate for any reason prior to exercise or settlement or are forfeited because of the failure to meet a contingency or condition required to vest such shares, as such shares become available from time to time. The 2013 Plan contains an "evergreen" provision, pursuant to which the number of shares of common stock available for issuance under the 2013 Plan will automatically increase on January 1 of each year, beginning on January 1, 2015 and continuing through and including January 1, 2023, by 4% of the total number of shares of our common stock outstanding on December 31 of the preceding calendar year, or a lesser number of shares determined by our Board of Directors.

        Because the 2013 Plan did not become effective until our IPO on January 31, 2014, the evergreen provision did not result in an automatic increase in the number of shares in the plan on January 1, 2014. Related to this, on March 31, 2014, the Board of Directors approved an amendment to the 2013 Plan to increase the aggregate number of shares authorized for issuance under the 2013 Plan by 1,050,000 shares to an aggregate total of 4,587,703 shares (such number to be increased in subsequent years pursuant to the "evergreen" provision). We refer to the 2013 Plan, as amended by the Board of Directors on March 31, 2014, as the "Amended Plan" throughout this proxy statement.

        In this Proposal 3, our Board of Directors is requesting stockholder approval of the Amended Plan in order to (i) increase the number of shares of common stock authorized for issuance under the Amended Plan by 1,050,000 shares and (ii) for purposes of Section 162(m) of the Code, confirm the applicable award limits for purposes of compliance with Section 162(m), confirm existing performance criteria upon which performance goals may be based with respect to performance awards under the Amended Plan, and confirm existing permitted means of adjustment when calculating the attainment of performance goals for performance awards granted under the Amended Plan.

Why we are asking our stockholders to approve the Amended Plan

        Stockholders are requested in this Proposal 3 to approve the Amended Plan. The Board of Directors believes that the increase in the number of shares remaining available for issuance under the 2013 Plan is necessary, in light of our current capitalization, to allow us to continue to attract and retain the services of talented individuals essential to our long-term growth and financial success. We rely significantly on equity incentives in the form of stock awards to attract and retain key employees, and we believe that such equity incentives are necessary for us to remain competitive in the marketplace for executive talent and other employees. We grant options or other stock awards to newly hired or continuing employees based on both competitive market conditions and individual performance.

        Approval of the Amended Plan by our stockholders will also constitute approval of terms and conditions set forth therein that will permit us to grant stock options and performance awards under the Amended Plan that may qualify as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code. Code Section 162(m)

of the Code denies a deduction to any publicly held corporation and its affiliates for certain compensation paid to "covered employees" in a taxable year to the extent that compensation to a covered employee exceeds $1 million. However, some kinds of compensation, including qualified "performance-based compensation," are not subject to this deduction limitation and we believe it is in the best interests of the Company and our stockholders to preserve the ability to grant "performance-based compensation" under Section 162(m) of the Code. For the grant of awards under a plan to qualify as "performance-based compensation" under Section 162(m) of the Code, among other things, the plan must (i) describe the employees eligible to receive such awards, (ii) provide a per-person limit on the number of shares subject to stock options and performance stock awards, and the amount of cash that may be subject to performance cash awards, granted to any employee under the plan in any year, and (iii) include one or more pre-established business criteria upon which the performance goals for performance awards may be granted (or become vested or exercisable). These terms must be approved by the stockholders and, accordingly, our stockholders are requested to approve the Amended Plan, which includes terms regarding eligibility for awards, per-person limits on awards and the business criteria for performance awards granted under the Amended Plan (as described in the summary below).

        We believe it is in the best interests of the company and our stockholders to preserve the ability to grant "performance-based compensation" under Section 162(m) of the Code. However, in certain circumstances, we may determine to grant compensation to covered employees that will not qualify as "performance-based compensation" for purposes of Section 162(m) of the Code. Moreover, even if we intend to grant compensation that qualifies as "performance-based compensation" for purposes of Section 162(m) of the Code, we cannot guarantee that such compensation ultimately will be deductible by us.

Description of the Amended Plan

        The material features of the Amended Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the Amended Plan. Stockholders are urged to read the actual text of the Amended Plan in its entirety, which is appended to this proxy statement as Appendix A and may be accessed from the SEC's website at www.sec.gov.

Types of Awards

        The terms of the Amended Plan provide for the grant of incentive stock options, nonstatutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, other stock awards, and performance awards that may be settled in cash, stock, or other property.

Shares Available for Awards

        Subject to approval of this Proposal 3, the total number of shares of our common stock reserved for issuance under the Amended Plan will not exceed 4,587,703, which number is the sum of (i) the 664,639 shares reserved for issuance under the 2013 Plan as previously approved by our Board of Directors and stockholders, (ii) an additional 1,050,000 new shares, and (iii) the maximum number of 2008 Returning Shares. This aggregate number is referred to as the "Share Reserve." Additionally, the Amended Plan has an "evergreen" provision, pursuant to which the number of shares of our common stock reserved for issuance under the Amended Plan will automatically increase on January 1 of each year, beginning on January 1, 2015 and continuing through and including January 1, 2023, by 4% of the total number of shares of our common stock outstanding on December 31 of the preceding calendar year, or a lesser number of shares determined by our Board of Directors.

        As of April 2, 2014, stock options covering an aggregate of 3,441,236 shares of common stock were outstanding, and 72,767 shares remained available for future grant under the 2013 Plan (not including the additional 1,050,000 shares being submitted for approval of the stockholders). The weighted average exercise price of all outstanding options was approximately $3.50, and the weighted average remaining term of such options was 8.57 years. As of April 2, the closing price of our common stock as reported on the NASDAQ Global Market was $7.63 per share. A total of 26,232,946 shares of common stock were outstanding as of the record date.

        If a stock award granted under the Plan expires or otherwise terminates without all of the shares covered by the stock award being issued, or is settled in cash (that is, the holder of the stock award receives cash rather than stock), the expiration, termination, or settlement of the stock award will not reduce or offset the number of shares of our common stock that may be issued under the Plan. If any shares of our common stock issued under a stock award granted under the Plan are forfeited back to or repurchased by us because of the failure to vest, then the forfeited or repurchased shares will revert to and again become available for issuance under the Plan. Any shares that we reacquire in satisfaction of tax withholding obligations on a stock award or as consideration for the exercise price or purchase price of a stock award will again become available for issuance under the Plan.

Eligibility

        All of our employees, non-employee directors and consultants are eligible to participate in the Amended Plan and may receive all types of awards; provided that incentive stock options may be granted under the Amended Plan only to our employees (including officers) and employees of our affiliates. As of April 2, 2014, we have 34 employees, 8 non-employee directors and approximately 42 consultants.

Grant Limits

        Under the Amended Plan, no person may be granted stock awards covering more than 1,612,903 shares of our common stock under our Amended plan during any calendar year pursuant to stock options, stock appreciation rights and other stock awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the fair market value on the date the stock award is granted. Additionally, no person may be granted in a calendar year a performance stock award covering more than 1,612,903 shares or a performance cash award having a maximum value in excess of $5,000,000. Such limits are designed allow us to grant awards that are exempt from the $1,000,000 limitation on the income tax deductibility of compensation paid per covered employee imposed by Section 162(m) of the Code.

Administration

        The Amended Plan is administered by our Board of Directors, which may in turn delegate authority to administer the Amended Plan to a committee. Our Board of Directors has delegated concurrent authority to administer the Amended Plan to the Compensation Committee, but may, at any time, revert in itself some or all of the power previously delegated to the Compensation Committee. Each of the Board of Directors and the Compensation Committee are considered to be the "Plan Administrator" for purposes of this Proposal. Subject to the terms of the Amended Plan, the Plan Administrator may determine the recipients, numbers and types of awards to be granted, and terms and conditions of the awards, including the period of their exercisability and vesting. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to a stock award and the exercise price of stock options and stock appreciation rights granted under the Amended Plan.

        The Plan Administrator may also delegate to one or more of our officers the authority to designate employees who are not officers to be recipients of certain stock awards and the number of shares subject to such stock awards, provided that such delegation must specify the total number of shares of our common stock that may be subject to the stock awards granted by such officer and such officer may not grant a stock award to himself or herself.

Repricing, Cancellation and Re-Grant of Stock Awards

        Under the Amended Plan, the Plan Administrator has the authority to reprice any outstanding stock award by reducing the exercise, purchase or strike price of the stock award or to cancel any outstanding stock award that has an exercise price greater than the current fair market value of our common stock in exchange for cash or other stock awards without obtaining the approval of our stockholders prior to the repricing or cancellation and re-grant event.

Stock Options

        Stock options may be granted under the Amended Plan pursuant to stock option agreements. The Amended Plan permits the grant of stock options that qualify as incentive stock options, or ISOs, and nonstatutory stock options, or NSOs. Individual stock option agreements may be more restrictive as to any or all of the permissible terms described in this section.

        The exercise price of NSOs may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant. The exercise price of ISOs may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant and, in some cases (see "Limitations" below), may not be less than 110% of such fair market value.

        The term of stock options granted under the Amended Plan may not exceed ten years and, in some cases (see "Limitations" below), may not exceed five years. Except as explicitly provided otherwise in an optionholder's stock option agreement, stock options granted under the Amended Plan generally terminate three months after termination of the optionholder's service unless (i) termination is due to the optionholder's disability, in which case the stock option may be exercised (to the extent the stock option was exercisable at the time of the termination of service) at any time within 12 months following termination; (ii) the optionholder dies before the optionholder's service has terminated, or within the period (if any) specified in the stock option agreement after termination of service for a reason other than death, in which case the stock option may be exercised (to the extent the stock option was exercisable at the time of the optionholder's death) within 18 months following the optionholder's death by the person or persons to whom the rights to such stock option have passed; (iii) the optionholder is terminated for cause in which case the stock option will cease to be exercisable immediately upon the optionholder's termination; or (iv) the stock option by its terms specifically provides otherwise. A stock option term may be extended in the event that exercise of the stock option following termination of service is prohibited by applicable securities laws or if the sale of stock received upon exercise of a stock option would violate our insider trading policy. In no event may a stock option be exercised after its original expiration date.

        Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of a stock option under the Amended Plan will be determined by the Plan Administrator and may include (i) cash, check, bank draft or money order made payable to us, (ii) payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board, (iii) common stock previously owned by the optionholder, (iv) a net exercise feature (for NSOs only), or (v) other legal consideration approved by the Plan Administrator.

        Stock options granted under the Amended Plan may become exercisable in cumulative increments, or "vest," as determined by the Plan Administrator at the rate specified in the stock option agreement. Shares covered by different stock options granted under the Amended Plan may be subject to different vesting schedules as the Plan Administrator may determine. The Plan Administrator also has flexibility to provide for accelerated vesting of stock options in certain events.

        Generally, an optionholder may not transfer a stock option other than by will or the laws of descent and distribution or a domestic relations order with the approval of the Plan Administrator or a duly authorized officer. Additionally, an optionholder may, with the approval of the Plan Administrator or a duly authorized officer, designate a beneficiary who may exercise the stock option following the optionholder's death.

Limitations on Incentive Stock Options

        The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit are treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:

  •
  the exercise price of the ISO must be at least 110% of the fair market value of the stock subject to the ISO on the date of grant; and

  •
  the term of the ISO must not exceed five years from the date of grant.

        The aggregate maximum number of shares of common stock that may be issued pursuant to the exercise of ISOs granted under the Amended Plan is 24,193,548 shares.

Restricted Stock Awards

        Restricted stock awards may be granted under the Amended Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to us, the recipient's services performed for us or an affiliate of ours, or any other form of legal consideration acceptable to the Plan Administrator. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture to us in accordance with a vesting schedule to be determined by the Plan Administrator. Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement. Except as otherwise provided in the applicable restricted stock award agreement, restricted stock awards that have not vested will be forfeited upon the participant's termination of continuous service for any reason.

Restricted Stock Unit Awards

        Restricted stock unit awards may be granted under the Amended Plan pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any legal form acceptable to the Plan Administrator. We will settle a payment due to a recipient of a restricted stock unit award by delivery of shares of our common stock, by cash, by a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the restricted stock unit award agreement. Dividend equivalents may be credited in respect of shares of our common stock covered by a restricted stock unit award. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator. Except as otherwise provided in the applicable restricted stock unit award agreement, restricted stock units that have not vested will be forfeited upon the participant's termination of continuous service for any reason.

Stock Appreciation Rights

        Stock appreciation rights may be granted under the Amended Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common stock share equivalents. The strike price of each stock appreciation right will be determined by the Plan Administrator but will in no event be less than 100% of the fair market value of the stock subject to the stock appreciation right at the time of grant. The Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. Stock appreciation rights may be paid in our common stock, in cash, in a combination of cash and stock, or in any other form of legal consideration approved by the Plan Administrator and set forth in the stock appreciation right agreement. Stock appreciation rights will be subject to the same conditions upon termination and restrictions on transfer as stock options under the Amended Plan.

Performance Awards

        The Amended Plan allows us to grant cash and stock based performance awards that may qualify as performance-based compensation that is not subject to the $1 million limitation on the income tax deductibility of compensation paid per covered employee imposed by Section 162(m) of the Code. Performance awards may be granted, vest or be exercised based upon the attainment during a specified period of time of specified performance goals. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Compensation Committee, except that the Board of Directors also may make any such determinations to the extent that the award is not intended to comply with Section 162(m) of the Code.

        In granting a performance award intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the Compensation Committee will set a period of time, or a performance period, over which the attainment of one or more goals, or performance goals, will be measured. Within the time period prescribed by Section 162(m) of the Code, at a time when the achievement of the performance goals remains substantially uncertain (typically no later than the earlier of the 90th day of a performance period and the date on which 25% of the performance period has elapsed), the Compensation Committee will establish the performance goals, based upon one or more criteria, or performance criteria, enumerated in the Amended Plan and described below. As soon as administratively practicable following the end of the performance period, the Compensation Committee will certify (in writing) whether the performance goals have been satisfied.

        Performance goals under the Amended Plan will be based on any one or more of the following performance criteria: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) earnings before interest, taxes, depreciation, amortization and legal settlements; (5) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (6) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (7) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (8) total stockholder return; (9) return on equity or average stockholder's equity; (10) return on assets, investment, or capital employed; (11) stock price; (12) margin (including gross margin); (13) income (before or after taxes); (14) operating income; (15) operating income after taxes; (16) pre-tax profit; (17) operating cash flow; (18) sales or revenue targets; (19) increases in revenue or product revenue; (20) expenses and cost reduction goals; (21) improvement in or attainment of working capital levels; (22) economic value added (or an equivalent metric); (23) market share; (24) cash flow; (25) cash flow per share; (26) share price performance; (27) debt reduction; (28) implementation or completion of projects or processes; (29) user satisfaction; (30) stockholders' equity; (31) capital expenditures; (32) debt levels; (33) operating profit or net operating profit; (34) workforce diversity; (35) growth of net income or operating income; (36) billings; (37) bookings; (38) the number of users, including but not limited to unique users; (39) employee retention; (40) initiation of phases of clinical trials and/or studies by specified dates; (41) patient enrollment rates, (42) budget management; (43) submission to, or approval by, a regulatory body (including, but not limited to the U.S. Food and Drug

Administration) with respect to products, studies and/or trials; and (44) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by our Board of Directors.

        Performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. In establishing a performance goal, the Compensation Committee (and the Board of Directors, to the extent that an award is not intended to comply with Section 162(m) of the Code) may provide that performance will be appropriately adjusted as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any "extraordinary items" as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company's bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles, (12) to exclude the effects of the timing of acceptance for review and/or approval of submissions to the Food and Drug Administration or any other regulatory body and (13) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, the Board of Directors retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of performance goals and to define the manner of calculating the performance criteria it selects to use for a performance period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the stock award agreement or the written terms of a performance cash award.

Other Stock Awards

        Other forms of stock awards valued in whole or in part with reference to our common stock may be granted either alone or in addition to other stock awards under the Amended Plan. The Plan Administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of our common stock to be granted and all other conditions of such other stock awards. Other forms of stock awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator.

Clawback/Recovery

        Stock awards granted under the Amended Plan will be subject to recoupment in accordance with any clawback policy we may be required to adopt pursuant to applicable law and listing requirements. In addition, the Board of Directors may impose such other clawback, recovery or recoupment provisions in any stock award agreement as it determines necessary or appropriate.

Changes to Capital Structure

        In the event of certain capitalization adjustments, the Plan Administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the Amended Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 162(m) limits; and (iv) the class(es) and number of securities and price per share of stock subject to outstanding stock awards.

Dissolution or Liquidation

        Except as otherwise provided in a stock award agreement, in the event of a dissolution or liquidation of the Company, all outstanding stock awards (other than stock awards consisting of vested and outstanding shares of our common stock not subject to a forfeiture condition or the Company's right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of common stock subject to the Company's repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such stock award is providing continuous service; provided, however, that the Board of Directors may, in its sole discretion, cause some or all the stock awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such stock awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

Corporate Transactions

        In the event of a corporate transaction (as defined in the Amended Plan and described below), the Board of Directors will have the discretion to take one or more of the following actions with respect to outstanding stock awards (contingent upon the closing or completion of such transaction), unless otherwise provided in the stock award agreement or other written agreement with the participant or unless otherwise provided by the Board of Directors at the time of grant:

  •
  arrange for the surviving or acquiring corporation (or its parent company) to assume or continue the award or to substitute a similar stock award for the award (including an award to acquire the same consideration paid to our stockholders pursuant to the corporate transaction);

  •
  arrange for the assignment of any reacquisition or repurchase rights held by us with respect to the stock award to the surviving or acquiring corporation (or its parent company);

  •
  accelerate the vesting (and, if applicable, the exercisability) of the stock award and provide for its termination prior to the effective time of the corporate transaction;

  •
  arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us with respect to the award;

  •
  cancel or arrange for the cancellation of the stock award, to the extent not vested or exercised prior to the effective time of the corporate transaction, in exchange for such cash consideration, if any, as the Board of Directors may consider appropriate; and

  •
  make a payment, in such form as may be determined by the Board of Directors, equal to the excess, if any, of (i) the value of the property the participant would have received upon the exercise of the stock award immediately prior to the effective time of the corporate transaction, over (ii) any exercise price payable in connection with such exercise.

        The Board of Directors is not obligated to treat all stock awards or portions of stock awards in the same manner. The Board of Directors may take different actions with respect to the vested and unvested portions of a stock award.

        For purposes of the Amended Plan, a corporate transaction will be deemed to occur in the event of a corporate transaction or a change in control. A corporate transaction generally means the consummation of (i) a sale or other disposition of all or substantially all of our consolidated assets,

(ii) a sale or other disposition of at least 90% of our outstanding securities, (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation, or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction.

Change in Control

        Under the Amended Plan, a stock award may be subject to additional acceleration of vesting and exercisability upon or after a change in control (as defined in the Amended Plan) as may be provided in the stock award agreement or other written agreement with the participant, but in the absence of such provision, no such acceleration will occur.

        A change of control generally means (i) the acquisition by a person or entity of more than 50% of our combined voting power other than by merger, consolidation or similar transaction; (ii) a consummated merger, consolidation or similar transaction immediately after which our stockholders cease to own more than 50% of the combined outstanding voting power of the surviving entity; (iii) a consummated sale, lease or exclusive license or other disposition of all or substantially of our consolidated assets; or (iv) when a majority of the Board of Directors becomes comprised of individuals whose nomination, appointment, or election was not approved by a majority of the board members or their approved successors.

Plan Amendments and Termination

        Our Board of Directors will have the authority to amend or terminate the Amended Plan at any time. However, except as otherwise provided in the Amended Plan, no amendment or termination of the Amended Plan may materially impair any rights under awards already granted to a participant unless agreed to by the affected participant. We will obtain stockholder approval of any amendment to the Amended Plan as required by applicable law and listing requirements. No ISOs may be granted under the Amended Plan after the tenth anniversary of the earlier of the date the Amended Plan was adopted by the Board of Directors or approved by our stockholders.

U.S. Federal Income Tax Consequences

        The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient's tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The Amended Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

        Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionholder will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionholder is employed by us or one of our affiliates, that income will be subject to withholding taxes. The optionholder's tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the optionholder's capital gain holding period for those shares will begin on that date.

        Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionholder.

Incentive Stock Options

        The Amended Plan provides for the grant of stock options that qualify as "incentive stock options," as defined in Section 422 of the Code. Under the Code, an optionholder generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the optionholder holds a share received on exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder's tax basis in that share will be long-term capital gain or loss.

        If, however, an optionholder disposes of a share acquired on exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the optionholder generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the optionholder will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

        For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that stock option generally will be an adjustment included in the optionholder's alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

        We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionholder, subject to Section 162(m) of the Code and provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

        Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

        The recipient's basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

        Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Restricted Stock Unit Awards

        Generally, the recipient of a stock unit structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the shares of our common stock received over any amount paid by the recipient in exchange for the shares of our common stock. To conform to the requirements of Section 409A of the Code, the shares of our common stock subject to a stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the stock units otherwise comply with or qualify for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

        The recipient's basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock units will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

        Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Stock Appreciation Rights

        We may grant under the Amended Plan stock appreciation rights separate from any other award or in tandem with other awards under the Amended Plan.

        Where the stock appreciation rights are granted with a strike price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

New Plan Benefits

        The following table provides the amounts that will be received by or allocated to each of the following individuals under the Amended Plan that are determinable:

2013 Equity Incentive Plan

Name and position	Number of shares subject to stock awards
Maxine Gowen, Ph.D.(1) President and Chief Executive Officer	—
Michael W. Lark, Ph.D.(1) Chief Scientific Officer and Senior Vice President, Research	—
David Soergel, M.D.(1) Senior Vice President, Clinical Development	—
All current executive officers as a group(1)	100,000
All current directors who are not executive officers as a group(2)	70,960
All employees, including all current officers who are not executive officers, as a group(1)	—

(1)
Awards granted under the Amended Plan, as amended, to our executive officers and other employees are discretionary and are not subject to set benefits or amounts under the terms of the Amended Plan. However, our board of directors has granted an option to purchase shares of our common stock under the Amended Plan to one employee in the amount set forth in this table, subject to stockholder approval of this Proposal 3. Accordingly, except as set forth in the table the benefits or amounts that will be received by or allocated to our executive officers and other employees under the Amended Plan, as well as the benefits or amounts which would have been received by or allocated to our executive officers and other employees for fiscal year 2013 if the Amended Plan, as amended, had been in effect, are not determinable.

(2)
Awards granted under the Amended Plan to our non-employee directors are discretionary and are not subject to set benefits or amounts under the terms of the Amended Plan. However, our non-employee director compensation policy establishes the number of shares subject to initial and annual stock awards that will be automatically granted to our non-employee directors under the Amended Plan if this Proposal 3 is approved by our stockholders. Pursuant to such policy, if this Proposal 3 is approved by our stockholders, on the date of the 2014 Annual Meeting of Stockholders, each of our current non-employee directors will be granted an annual stock award under the Amended Plan consisting of an option to purchase 8,870 shares of our common stock. For additional information regarding our non-employee director compensation policy, see the "Non-Employee Director Compensation" section below.

Awards Granted to Certain Individuals and Groups under the 2013 Plan

        The following table sets forth, for each of the individuals and the various groups indicated, the total number of shares of our common stock subject to stock options and restricted stock unit awards that have been granted (even if not currently outstanding) under the 2013 Plan since its approval by our stockholders in 2013 through April 2, 2014:

2013 Plan

Name and position	Number of shares subject to stock awards
Maxine Gowen, Ph.D. President and Chief Executive Officer	175,000
Michael W. Lark, Ph.D. Chief Scientific Officer and Senior Vice President, Research	50,000
David Soergel, M.D. Senior Vice President, Clinical Development	55,000
All current executive officers as a group (6 persons)	490,000
All current directors who are not executive officers as a group (8 persons)	0
Each nominee for election as a director:
Farah Champsi	0
Terrance G. McGuire	0
Christopher K. Mirabelli, Ph.D.	0
Each associate of any executive officers, current directors or director nominees	0
Each other person who received or is to receive 5% of awards	0
All employees, including all current officers who are not executive officers, as a group (30 persons)	201,872

Board of Directors Recommendation

        Our Board of Directors believes that approval of Proposal 3 is in our best interests and the best interests of our stockholders for the reasons stated above.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3.

 EXECUTIVE OFFICERS

        The following table sets forth information concerning our executive officers and their ages as of April 11, 2014:

Name	Age	Position
Maxine Gowen, Ph.D.	56	President, Chief Executive Officer and Director
Michael W. Lark, Ph.D.	56	Chief Scientific Officer and Senior Vice President, Research
Roberto Cuca	46	Senior Vice President and Chief Financial Officer
David Soergel, M.D.	46	Senior Vice President, Clinical Development
Rosamond Deegan	42	Senior Vice President, Business Development and Operations
Robert F. Prachar, Jr.	46	Senior Vice President, Commercial and Corporate Strategy

Executive Officers

        The following sets forth certain information with respect to our executive officers who are not directors:

Michael W. Lark, Ph.D.

        Dr. Lark has served in a number of capacities with our company since February 2008, and currently serves as our Chief Scientific Officer and Senior Vice President, Research, a position he has held since March 2011. Prior to joining our company, he was Vice President of Biology at Centocor from 2004 until 2008 and the Senior Director of Cardiovascular and Metabolic Diseases at Centocor from 2002 to 2004. Prior to that, Dr. Lark was Director of Musculoskeletal Diseases at GSK, from 1999 until 2002. Dr. Lark received his Ph.D. in Molecular Biology and Microbiology from the Case Western Reserve University Medical School and his B.S. in Microbiology from the Pennsylvania State University.

Roberto Cuca

        Mr. Cuca joined our company as Senior Vice President and Chief Financial Officer in September 2013. Prior to joining us, he held various leadership positions in the finance organization of Endo Health Solutions Inc., a pharmaceutical company, from March 2010 to August 2013, including, most recently, Treasurer and Senior Vice President, Finance. Prior to that, he was Director, Corporate and Business Development, at moksha8 Pharmaceuticals, Inc., an emerging markets focused pharmaceutical company, from March 2008 until February 2010. From 2005 until 2008, he worked at JPMorgan Chase & Co. as an equity analyst covering U.S. pharmaceutical companies. Mr. Cuca received an M.B.A. from the Wharton School of The University of Pennsylvania, a J.D. from Cornell Law School, an A.B. from Princeton University and he is a CFA charterholder.

David Soergel, M.D.

        Dr. Soergel has served in multiple positions since joining our company in November 2009 and currently serves as our Senior Vice President, Clinical Development, a position he has held since September 2012. Prior to joining our company, he served as Senior Director, Clinical Development for Concert Pharmaceuticals, Inc., a biotechnology company, from July 2008 to November 2009. Prior to Concert, Dr. Soergel served as Director, Discovery Medicine, in the Cardiovascular Urogenital Center of Excellence in Drug Discovery at GSK, from 2005 until 2008. Dr. Soergel received an M.D. from Cornell University Medical College and a B.A. from The Johns Hopkins University. Dr. Soergel completed his clinical training in pediatric cardiology at Johns Hopkins Hospital and underwent additional training in heart failure and transplant at the Children's Hospital of Philadelphia.

Rosamond Deegan

        Ms. Deegan has served in multiple positions since joining our company in March 2008 and currently serves as our Senior Vice President, Business Development and Operations, a position she has held since December 2013. Prior to joining our company, she held a variety of positions during a tenure at GSK beginning in 2001 and ending in 2008, most recently serving the role of Director, Business Development. Before GSK, Ms. Deegan was a Senior Consultant at KPMG in their healthcare management consulting practice from 1998 to 2000. Ms. Deegan received an M.B.A from INSEAD and an M.Phil and B.A. from Cambridge University.

Robert F. Prachar, Jr.

        Mr. Prachar joined our company as Senior Vice President, Commercial and Corporate Strategy in March 2014 after serving as a full time consultant since August 2013. Prior to that, he held the position of Senior Vice President, Enterprise Strategy and Portfolio Planning at Endo Health Solutions, Inc., a pharmaceutical company, from September 2010 to March 2013. He was Vice President and General Manager, Vyvanse®, at Shire plc, a pharmaceutical company, from August 2009 to September 2010, and President, U.S. Operations for Neuropharm Inc., a development-stage pharmaceutical company, from March 2008 to August 2009. From 2000 to 2008, he worked at Centocor, Inc., a division of Johnson and Johnson, in various commercial leadership positions including Vice President, Rheumatology Franchise and Senior Director, New Business Development. Mr. Prachar received an M.B.A from the Wharton School of the University of Pennsylvania and a B.B.A. in Finance from James Madison University.

 SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the ownership of our common stock as of April 2, 2014 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all of our executive officers and directors serving at April 2, 2014, as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our common stock. This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC.

        Beneficial ownership of shares is determined under the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as indicated by footnote, and subject to applicable community property laws, we believe that each of the stockholders identified in the table possesses sole voting and investment power with respect to all shares of common stock indicated as beneficially owned by them. Shares of common stock subject to options currently exercisable or exercisable within 60 days of April 2, 2014 and not subject to repurchase as of that date are deemed outstanding for calculating the percentage of outstanding shares of the person holding these options, but are not deemed outstanding for calculating the percentage of any other person. Applicable percentages are based on 26,232,946 shares outstanding on April 2, 2014, adjusted as required by rules promulgated by the SEC.

        Unless otherwise noted, the address for each director and executive officer is c/o Trevena, Inc., 1018 West 8th Avenue, Suite A, King of Prussia, Pennsylvania 19406.

	Shares Beneficially Owned
Name of Beneficial Owner	Shares	Percentage
Principal Stockholders:
Alta Partners VIII, L.P.(1)	3,890,262	15%
New Enterprise Associates 12, Limited Partnership(2)	3,811,691	15%
Polaris Venture Partners V, L.P. and its affiliated entities(3)	3,811,682	15%
Forest Laboratories Holdings Limited(4)	3,393,466	13%
HealthCare Ventures VIII, L.P.(5)	2,446,251	9%
Named Executive Officers and Directors:
Maxine Gowen, Ph.D.(6)	543,933	2%
Michael W. Lark, Ph.D.(7)	175,824	*
David Soergel, M.D.(8)	108,087	*
Leon O. Moulder, Jr.(9)	12,096	*
Farah Champsi(10)	3,890,262	15%
Michael R. Dougherty(11)	4,435	*
Terrance G. McGuire(12)	3,811,682	15%
Christopher K. Mirabelli, Ph.D.(13)	2,446,251	9%
Francois Nader, M.D.(14)	1,478	*
Jake R. Nunn(15)	3,811,691	15%
David F. Solomon(16)	—	—
All current directors and executive officers as a group (17) (14 individuals total)	14,897,657	57%

*
Represents beneficial ownership of less than 1%.

(1)
Based on a Schedule 13D filed with the SEC on February 18, 2014, consists of 3,890,262 shares of common stock held of record by Alta Partners VIII, L.P. Alta Partners Management VIII, LLC is the general partner of Alta Partners VIII, L.P. Guy Nohra, Daniel Janney and Farah Champsi, a member of our Board of Directors, are managing directors of Alta Partners Management VIII, LLC and exercise shared voting and investment powers with respect to the shares owned by Alta Partners VIII, L.P. Each of the reporting persons disclaims beneficial ownership of such shares, except to the extent of their proportionate pecuniary interest therein, if any. The principal business address of the beneficial owner is One Embarcadero Center, 37th Floor San Francisco, CA 94111.

(2)
Consists of 3,811,691 shares of common stock held of record by New Enterprise Associates 12, Limited Partnership, or NEA 12. NEA Partners 12, Limited Partnership, or NEA Partners 12, is the general partner of NEA 12. NEA 12 GP, LLC, or NEA 12 LLC, is the general partner of NEA Partners 12. The individual Managers, or the Managers, of NEA 12 LLC are M. James Barrett, Peter J. Barris, Forest Baskett, Ryan D. Drant, Patrick J. Kerins, Krishna Kolluri and Scott D. Sandell. The Managers share voting and dispositive power with regard to the shares held directly by NEA 12. The principal business address of the beneficial owner is 1954 Greenspring Drive, Suite 600, Timonium, MD 21093.

(3)
Based on a Form 4 filed with the SEC on February 7, 2014, consists of (i) 3,678,03 shares of common stock held of record by Polaris Venture Partners V, L.P., or Polaris V, (ii) 25,192 shares of common stock held of record by Polaris Venture Partners Founders' Fund V, L.P., or Polaris FFund V, and (iii) 36,778 shares of common stock held of record by Polaris Venture Partners Special Founders' Fund V, L.P., or Polaris SFFund V and, together with Polaris V and Polaris FFund V, the Polaris Funds. Each of the Polaris Funds has the sole voting and investment power with respect to the shares directly held by it. The general partner of each of the Polaris Funds is Polaris Venture Management Co. V, LLC, or Polaris Management. Polaris Management may be deemed to have sole voting and investment power with respect to the shares held by the Polaris Funds, and disclaims beneficial ownership of all the shares held by the Polaris Funds except to the extent of its proportionate pecuniary interest therein. The members of North Star Venture Management 2000, LLC are Terrence McGuire, a member of our Board of Directors, and Jonathan Flint, who we refer to collectively as the Management Members, are also members of Polaris Management, and as members of the general partner, they may be deemed to share voting and investment power over the shares held by the Polaris Funds. The Management Members disclaim beneficial ownership of such shares, except to the extent of their proportionate pecuniary interest therein. The principal business address of the beneficial owner is 1000 Winter St., Waltham, MA 02451.

(4)
Based on a Schedule 13D filed with the SEC on February 18, 2014, consists of 3,393,466 shares of common stock held of record by Forest Laboratories Holdings Limited. Forest Laboratories Holdings Limited is a wholly-owned subsidiary of FL Holding CV, a Netherlands partnership. The sole limited partner of FL Holding CV is Forest Laboratories, Inc. and the sole general partner of FL Holding CV is FLI International LLC. FLI International LLC is a wholly-owned subsidiary of Forest Laboratories, Inc. The voting and dispositive decisions with respect to the shares held by Forest Laboratories Holdings Limited are made by each of the following directors of Forest Laboratories Holdings Limited: Ralph Kleinman, A. Robert D. Bailey and Francis I. Perier, Jr., each of whom disclaims beneficial ownership of such shares, except to the extent of his or her actual pecuniary interest therein. Each of FL Holding CV, FLI International LLC and Forest Laboratories, Inc. disclaims beneficial ownership of such shares except to the extent of its actual pecuniary interest therein. The principal business address of the beneficial owner is Cumberland House, 9th Floor, 1 Victoria Street, Hamilton HM11, Bermuda.

(5)
Based on a Form 4 filed with the SEC on February 7, 2014, consists of 2,446,251 shares of common stock held of record by HealthCare Ventures VIII, L.P. Dr. Mirabelli, a member of our Board of Directors, is a managing director of HealthCare Partners VIII LLC which is the general partner of HealthCare Partners VIII, L.P. which is the general partner of HealthCare Ventures VIII, L.P. Dr. Mirabelli shares voting and investment authority over the shares held by HealthCare Ventures VIII, L.P. with James Cavanaugh, Augustine Lawlor, John Littlechild and Harold Werner. Dr. Mirabelli disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest in these securities. The principal business address of the beneficial owner is 47 Thorndike Street, Suite B1-1, Cambridge, MA 02141.

(6)
Consists of 193,548 shares of common stock and 350,385 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 2, 2014.

(7)
Consists of 80,645 shares of common stock and 95,179 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 2, 2014.

(8)
Consists of 27,217 shares of common stock and 80,870 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 2, 2014.

(9)
Consists of shares of common stock issuable upon the exercise of options exercisable within 60 days after April 2, 2014.

(10)
Consists of the shares described in note (1) above. Ms. Champsi is a Managing Director of Alta Partners VIII, L.P. and as such Ms. Champsi may be deemed to share voting and dispositive power with respect to all shares held by this entity. Ms. Champsi disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein. Ms. Champsi's business address is One Embarcadero Center, 37th Floor, San Francisco, CA 94111.

(11)
Consists of shares of common stock issuable upon the exercise of options exercisable within 60 days after April 2, 2014.

(12)
Consists of the shares described in note (3) above. Mr. McGuire is a general partner of Polaris Venture Partners V, L.P. and as such Mr. McGuire may be deemed to share voting and dispositive power with respect to all shares held by Polaris Venture Partners V, L.P. and its affiliated entities. Mr. McGuire disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein. Mr. McGuire's business address is 1000 Winter St., Waltham, MA, 02451.

(13)
Consists of the shares described in note (5) above. Dr. Mirabelli is a managing director of HealthCare Ventures VIII, L.P. and as such Dr. Mirabelli may be deemed to share voting and dispositive power with respect to all shares held by this entity. Dr. Mirabelli disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein. Dr. Mirabelli's business address is 47 Thorndike St., Ste. B1-1, Cambridge, MA 02141.

(14)
Consists of shares of common stock issuable upon the exercise of options exercisable within 60 days after April 2, 2014.

(15)
Consists of the shares described in note (2) above. Mr. Nunn is a Partner of New Enterprise Associates, Inc. Mr. Nunn does not have voting or dispositive power with regard to any of the shares directly held by NEA 12 referenced in note (2) above. Mr. Nunn's business address is 2855 Sand Hill Road, Menlo Park, CA 94025.

(16)
Mr. Solomon does not beneficially own any of our securities. Mr. Solomon's business address is 909 Third Ave., New York, NY 10022.

(17)
Consists of 14,292,445 shares of common stock, and 605,212 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 2, 2014.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        The Company's officers, directors and ten percent stockholders did not become subject to the reporting requirements of Section 16(a) until January 30, 2014 and, therefore, there were no reports required during the year ended December 31, 2013.

 EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

        The following table sets forth information regarding compensation earned during the years ended December 31, 2012 and 2013 by our named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Maxine Gowen, Ph.D.(4)	2013	380,413	152,165	1,133,968	10,908	1,677,454
President and Chief Executive	2012	368,756	125,377	—	10,605	504,738
Officer
Michael W. Lark, Ph.D.	2013	319,008	122,416	190,920	10,200	642,544
Chief Scientific Officer and Senior	2012	308,993	78,793	—	10,000	397,786
Vice President, Research
David Soergel, M.D.	2013	272,098	104,415	152,505	10,200	539,218
Senior Vice President, Clinical	2012	253,955	64,759	18,000	10,000	346,714
Development

(1)
Amounts shown in this column reflect the discretionary bonus paid for performance during 2012 and 2013, as discussed further below under "Annual Bonus," and retention bonuses paid in August 2013, as discussed further below under "Retention Bonus." Dr. Gowen was not paid a retention bonus.

(2)
This column reflects the full grant date fair value for options granted during the year as measured pursuant to ASC Topic 718 as stock-based compensation in our financial statements. Unlike the calculations contained in our financial statements, this calculation does not give effect to any estimate of forfeitures related to service-based vesting, but assumes that the executive will perform the requisite service for the award to vest in full. The assumptions we used in valuing options are described in note 7 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2013. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options or the sale of the common stock underlying such stock options.

(3)
Consists of Company contributions to the officer's 401(k) plan and one club membership for Dr. Gowen.

(4)
Dr. Gowen is also a member of our Board of Directors but does not receive any additional compensation in her capacity as a director.

NARRATIVE TO SUMMARY COMPENSATION TABLE

        We review compensation annually for all employees, including our executives. In setting executive base salaries and bonuses and granting equity incentive awards, we consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to our company. We do not target a specific competitive position or a specific mix of compensation among base salary, bonus or long-term incentives.

        Our Board of Directors has historically determined our executives' compensation. Our Compensation Committee typically reviews and discusses management's proposed compensation with the Chief Executive Officer for all executives other than the Chief Executive Officer. Based on those discussions and its discretion, the Compensation Committee then recommends the compensation for each executive officer. Our Board of Directors, without members of management present, discusses the Compensation Committee's recommendations and ultimately approves the compensation of our executive officers.

Annual Base Salary

        The following table presents the base salaries for each of our named executive officers for the years 2012 and 2013, and the base salaries currently in effect for 2014. The 2012 base salaries became effective on March 1, 2012, the 2013 base salaries became effective on March 1, 2013, and the 2014 base salaries became effective March 1, 2014.

Name	2012 Base Salary ($)	2013 Base Salary ($)	2014 Base Salary ($)
Maxine Gowen, Ph.D.	371,135	382,269	437,750
Michael Lark, Ph.D.	311,227	320,564	334,750
David Soergel, M.D.	265,462	273,426	319,300

Annual Bonus

        Our discretionary bonus plan motivates and rewards our executives for achievements relative to our goals and expectations for each fiscal year. Each named executive officer has a target bonus opportunity, defined as a percentage of his or her annual salary, as set forth in the table below. Following the end of each year, our Board of Directors determines the bonuses. To reinforce the importance of integrated and collaborative leadership, the bonuses for our executives at the senior vice president level and above were restructured in 2012 to be solely based on company performance. We do not include an individual performance component for bonuses. Material considerations in determining bonuses include our financial performance relative to our plan and achievement of corporate objectives for the year; the executive's handling of unplanned events and opportunities; and the Chief Executive Officer's input with respect to the performance of the Company and of our executives.

Name	Target Bonus for 2013 (% of salary)
Maxine Gowen, Ph.D.	40
Michael Lark, Ph.D.	30
David Soergel, M.D.	30

Retention Bonus

        In August 2013, we paid a retention bonus to certain employees, including Dr. Lark and Dr. Soergel, who began their employment with us prior to the Series C preferred stock financing that took place in May 2013 and remained employed with us three months after the date of the financing. We did not pay a retention bonus to Dr. Gowen. The retention bonuses were intended to reward such employees for continuing their employment with us in connection with the financing.

Long-Term Incentives

        Our 2008 Equity Incentive Plan authorized us to make grants to eligible recipients of non-qualified stock options, incentive stock options, restricted stock awards, restricted stock units and stock appreciation rights. While we have made restricted stock awards to our executive officers in the past, our equity grants during 2013 to our executive officers were only in the form of stock options.

        We typically grant equity incentive awards at the start of employment to each executive and our other employees. Through 2013, we had not maintained a practice of granting additional equity on an annual basis, but retained discretion to provide additional targeted grants in certain circumstances and in association with promotions.

        We award our equity grants on the date our Board of Directors approves the grant. We set the option exercise price and grant date fair value based on our per-share valuation on the date of grant. For grants in connection with initial employment, vesting begins on the initial date of employment. Options have a term of 10 years from the grant date. Option grants to our executives typically vest over four years.

        In June 2013, we approved stock options to Drs. Gowen, Lark and Soergel following the execution of our Series C financing. In September 2013, we approved a stock option grant to Dr. Gowen. The number of shares subject to these stock options was established by our Board of Directors. All of the options granted to the executives in 2013 are subject to a vesting schedule with 1/16 of the shares vesting per quarter over the four year period following the vesting commencement date.

        The stock options we granted to our named executive officers are summarized in the following table

Name	Date of Grant	Number of Shares	Price per Share
Maxine Gowen, Ph.D.	June 17, 2013	382,089	$2.23
	September 26, 2013	104,838	7.44
Michael Lark, Ph.D.	June 17, 2013	123,512	2.23
David Soergel, M.D.	June 17, 2013	98,660	2.23

EMPLOYEE BENEFIT PLANS

Securities Authorized for Issuance under Equity Compensation Plans

        The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2013.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Issuance Under Equity Compensation Plans(1)(2)
Equity compensation plans approved by stockholders	2,795,746	2.52	309,271
Equity compensation plans not approved by stockholders	0	0	0
Total	2,795,746	2.52	309,271

(1)
Includes 225,806 shares of our common stock issuable under our 2013 Employee Stock Purchase Plan. On January 1, 2015 and annually thereafter through January 1, 2023, the number of authorized shares under our 2013 Employee Stock Purchase Plan will automatically increase by a number of shares equal to the lesser of:

•
225,806 shares;

•
the total number of shares of common stock issued under the plan during the immediately preceding calendar year; or

•
an amount determined by our Board of Directors.

(2)
On January 1, 2015 and annually thereafter through January 1, 2023, the number of authorized shares under our 2013 Equity Incentive Plan will automatically increase by a number of shares equal to the lesser of:

•
4% of the number of our shares issued and outstanding prior to the preceding December 31; or

•
an amount determined by our Board of Directors.

2013 Equity Incentive Plan

        For a description of our 2013 Equity Incentive Plan and proposed amendments to that plan, see "Proposal 3—Approval of 2013 Equity Incentive Plan" above.

2013 Employee Stock Purchase Plan

        Our Board of Directors has adopted, and our stockholders have approved, our 2013 Employee Stock Purchase Plan, or our 2013 ESPP. To date, our Board of Directors has not initiated any offerings under the 2013 ESPP.

        Initially, the maximum number of shares of our common stock that may be issued under our 2013 ESPP was 225,806 shares. Additionally, the number of shares of our common stock reserved for issuance under our 2013 ESPP will automatically increase on January 1 of each year, beginning on January 1, 2015 and continuing through and including January 1, 2023, by the number of shares equal to the lesser of (1) 225,806, (2) the total number of shares of common stock issued under the 2013 ESPP during the immediately preceding calendar year and (3) such lesser number of shares determined by our Board of Directors. Shares subject to purchase rights granted under our 2013 ESPP that terminate without having been exercised in full will not reduce the number of shares available for issuance under our 2013 ESPP.

        Our Board of Directors, or a duly authorized committee thereof, will administer our 2013 ESPP. Our Board of Directors has delegated its authority to administer our 2013 ESPP to our Compensation Committee under the terms of the Compensation Committee's charter.

        Employees, including executive officers, of ours or any of our designated affiliates may have to satisfy one or more of the following service requirements before participating in our 2013 ESPP, as determined by the administrator: (i) customary employment with us or one of our affiliates for more than 20 hours per week and more than five months per calendar year, or (ii) continuous employment with us or one of our affiliates for a minimum period of time, not to exceed two years, prior to the first date of an offering. An employee may not be granted rights to purchase stock under our 2013 ESPP if such employee (i) immediately after the grant would own stock possessing 5% or more of the total combined voting power or value of all classes of our common stock, or (ii) holds rights to purchase stock under our 2013 ESPP that would accrue at a rate that exceeds $25,000 worth of our stock for each calendar year that the rights remain outstanding.

        Our 2013 ESPP is intended to qualify as an employee stock purchase plan under Section 423 of the Code. The administrator may specify offerings with a duration of not more than 27 months, and may specify one or more shorter purchase periods within each offering. Each offering will have one or more purchase dates on which shares of our common stock will be purchased for the employees who are participating in the offering. The administrator, in its discretion, will determine the terms of offerings under our 2013 ESPP.

        Our 2013 ESPP permits participants to purchase shares of our common stock through payroll deductions up to 15% of their earnings. Unless otherwise determined by the administrator, the purchase price of the shares will be 85% of the lower of the fair market value of our common stock on the first day of an offering or on the date of purchase. Participants may end their participation at any time during an offering and will be paid their accrued contributions that have not yet been used to purchase shares. Participation ends automatically upon termination of employment with us.

        A participant may not transfer purchase rights under our 2013 ESPP other than by will, the laws of descent and distribution or as otherwise provided under our 2013 ESPP.

        In the event of a specified corporate transaction, such as a merger or change in control of the Company, a successor corporation may assume, continue or substitute each outstanding purchase right. If the successor corporation does not assume, continue or substitute for the outstanding purchase rights, the offering in progress will be shortened and a new exercise date will be set. The participants' purchase rights will be exercised on the new exercise date and such purchase rights will terminate immediately thereafter.

        Our Board of Directors has the authority to amend, suspend or terminate our 2013 ESPP, at any time and for any reason. Our 2013 ESPP will remain in effect until terminated by our Board of Directors in accordance with the terms of the 2013 ESPP.

Rule 10b5-1 Sales Plans

        Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from them. The director or officer may amend a Rule 10b5-1 plan in some circumstances and may terminate a plan at any time. Our directors and executive officers also may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material nonpublic information subject to compliance with the terms of our insider trading policy. Through July 30, 2014, subject to early termination, the sale of any shares under such plan would be subject to the lock-up agreement that the director or officer has entered into with the underwriters of our IPO.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2013

        The following table provides information about outstanding stock options held by each of our named executive officers at December 31, 2013. All of these options were granted under our 2008

Equity Incentive Plan. None of our named executive officers held restricted stock or other stock awards at the end of 2013.

	Number of Securities Underlying Unexercised Options (#)
				Option Exercise Price ($)
					Option Expiration Date
Name	Exercisable	Unexercisable
Maxine Gowen, Ph.D.	211,693	19,113	(1)	0.68	9/10/2020
	3,737	338	(1)	0.68	6/23/2021
	47,761	334,328	(2)	2.23	6/17/2023
	6,552	98,286	(3)	7.44	9/26/2023
Michael W. Lark, Ph.D.	55,443	5,735	(1)	0.68	9/10/2020
	1,121	102	(1)	0.68	6/23/2021
	15,439	108,073	(2)	2.23	6/17/2023
David Soergel, M.D.	1,815	0		0.06	11/30/2019
	33,870	3,059	(1)	0.68	9/10/2020
	523	47	(1)	0.68	6/23/2021
	10,080	22,178	(4)	0.68	10/17/2022
	12,332	86,328	(2)	2.23	6/17/2023

(1)
The unvested shares under these options are scheduled to vest in approximately equal quarterly installments, through July 8, 2014.

(2)
The unvested shares under these options are scheduled to vest in approximately equal quarterly installments, through May 3, 2017.

(3)
The unvested shares under this option are scheduled to vest in approximately equal quarterly installments, through September 26, 2017.

(4)
The unvested shares under this option are scheduled to vest in approximately equal quarterly installments, through September 1, 2016.

PENSION BENEFITS

        We maintain a defined contribution employee retirement plan, or 401(k) plan, for our employees. Our named executive officers are eligible to participate in the 401(k) plan on the same basis as our other employees. The plan provides that each participant may defer eligible compensation subject to the statutory limit, which was $17,500 for calendar year 2013. Participants that are 50 years or older can also make "catch-up" contributions, which in calendar year 2013 may be up to an additional $5,500 above the statutory limit. Currently, we match 100% of each eligible employee's contributions up to 3% of salary, and then 50% of each eligible employee's contributions between 3% and 5% of salary. Employees' pre-tax contributions are allocated to each participant's individual account and are then invested in selected investment alternatives according to the participants' directions. Employees are immediately and fully vested in both their contributions and our matching contributions. The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan's related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan.

NONQUALIFIED DEFERRED COMPENSATION

        Our named executive officers did not earn any nonqualified deferred compensation benefits from us during 2013.

EMPLOYMENT AGREEMENTS

        Below are summaries of our employment agreements with our named executive officers.

        Agreement with Dr. Gowen.    We entered into an employment agreement with Dr. Gowen in October 2013, which became effective upon the completion of our IPO. Pursuant to the agreement, Dr. Gowen is entitled to an initial annual base salary of $425,000 (subject to review and adjustment) and is eligible to receive an annual target bonus of up to 50% of her current base salary, as determined by our Board of Directors. Dr. Gowen is additionally entitled to severance benefits pursuant to her agreement, the terms of which are described below under "—Potential Payments Upon Termination of Employment or in Connection with Change of Control."

        Agreement with Dr. Lark.    We entered into an employment agreement with Dr. Lark in October 2013, which will became effective upon the completion of our IPO. Pursuant to the agreement, Dr. Lark is entitled to an initial annual base salary of $325,000 (subject to review and adjustment) and is eligible to receive an annual target bonus of up to 35% of his current base salary, as determined by our Board of Directors. Dr. Lark is additionally entitled to severance benefits pursuant to his agreement, the terms of which are described below under "—Potential Payments Upon Termination of Employment or in Connection with Change of Control."

        Agreement with Dr. Soergel.    We entered into an employment agreement with Dr. Soergel in October 2013, which will became effective upon the completion of our IPO. Pursuant to the agreement, Dr. Soergel is entitled to an initial annual base salary of $310,000 (subject to review and adjustment) and is eligible to receive an annual target bonus of up to 35% of his current base salary, as determined by our Board of Directors. Dr. Soergel is additionally entitled to severance benefits pursuant to his agreement, the terms of which are described below under "—Potential Payments Upon Termination of Employment or in Connection with Change of Control."

POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT AND IN CONNECTION WITH CHANGE OF CONTROL ARRANGEMENTS

        We believe that reasonable severance benefits for our named executive officers are important because it may be difficult for them to find comparable employment within a short period of time. We also believe that it is important to protect our named executive officers in the event of a change of control transaction involving our company, as a result of which such officers might have their employment terminated. In addition, we believe that the interests of management should be aligned with those of our stockholders as much as possible, and we believe that providing protection upon a change of control is an appropriate counter to any disincentive such officers might otherwise perceive in regard to transactions that may be in the best interest of our stockholders.

        As a result of these considerations, we have entered into employment agreements with Dr. Gowen, Dr. Lark and Dr. Soergel, that provide for specified benefits to be paid if the executives are terminated under specified conditions or in connection with a change in control of our company. Summaries of these benefits are set forth below.

        Under the employment agreements between us and Dr. Gowen, Dr. Lark and Dr. Soergel, if the executive is terminated by us other than for cause or resigns for good reason, in each case as defined in the agreement, he or she will receive:

  •
  continuing payments of his or her salary as severance pay in the amount of twelve months of his or her then-current base salary for Drs. Gowen and Lark, and nine months of his then-current base salary for Dr. Soergel, in each case paid in equal installments following termination on our regularly scheduled payroll dates,

  •
  his or her target annual bonus compensation for the year of termination, pro-rated for the period between the beginning of the calendar year and the date of termination, paid within sixty days following termination,

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  for Dr. Gowen only, an amount equal to 100% of Dr. Gowen's target bonus in effect at the time of termination, payable in equal installments on our regularly scheduled payroll dates over the period that the severance pay is paid,

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  health insurance premiums under our group health insurance plans as provided under the Consolidated Omnibus Budget Reconciliation Act, or COBRA, until the earlier of (i) twelve months after termination of employment for Drs. Gowen and Lark, and nine months after termination of employment for Dr. Soergel, (ii) such time as the executive is eligible for substantially equivalent health insurance coverage with a subsequent employer and (iii) such time as the executive is no longer eligible for COBRA coverage, and

  •
  accelerated vesting as to that number of unvested shares subject to any outstanding equity awards held by the executive at the time of termination that would have otherwise vested if the executive had remained employed by us for twelve months following the date of termination for Drs. Gowen and Lark, and nine months following the date of termination for Dr. Soergel.

        In addition, under the employment agreements if the executive is terminated by us other than for cause or resigns for good reason within thirty days prior to a change of control, within the period between our execution of a letter of intent for a change of control and the date that change of control is later consummated, or within twelve months following a change of control, in each case as defined in the agreement, he or she will receive the following payments in lieu of the severance payments listed above:

  •
  continuing payments of his or her salary as severance pay in the amount of eighteen months of her then-current base salary for Dr. Gowen, and twelve months of his then-current base salary for Drs. Lark and Soergel, in each case paid in equal installments following termination on our regularly scheduled payroll dates,

  •
  his or her target annual bonus compensation for the year of termination, pro-rated for the period between the beginning of the calendar year and the date of termination, paid within sixty days following termination,

  •
  for Dr. Gowen, an amount equal to 150% of her target bonus in effect at the time of termination, and for Drs. Lark and Soergel, an amount equal to 100% of his target bonus in effect at the time of termination, in each case payable in equal installments on our regularly scheduled payroll dates over the period that the severance pay is paid,

  •
  health insurance premiums under our group health insurance plans as provided under the Consolidated Omnibus Budget Reconciliation Act, or COBRA, until the earlier of (i) eighteen months after termination of employment for Dr. Gowen, and twelve months after termination of employment for Drs. Lark and Soergel, (ii) such time as the executive officer is eligible for substantially equivalent health insurance coverage with a subsequent employer and (iii) such time as the executive is no longer eligible for COBRA coverage, and

  •
  accelerated vesting of all unvested shares subject to any outstanding equity awards held by the executive at the time of termination.

        Receipt of the benefits described above upon the officer's termination of employment is contingent upon his or her signing of a release of claims against us.

 NON-EMPLOYEE DIRECTOR COMPENSATION

        Prior to the completion of our IPO, we had not historically paid cash retainers or other compensation with respect to service on our Board of Directors, except for reimbursement of direct expenses incurred in connection with attending meetings of the board or committees.

        Dr. Gowen, our President and Chief Executive Officer, is also a director but does not receive any additional compensation for her service as a director. Dr. Gowen's compensation as an executive officer is set forth above under "Executive Compensation—Summary Compensation Table." In 2013, Mr. Dougherty was the only non-employee director who was compensated for service on our Board of Directors. In September 2013, we granted Mr. Dougherty, an option to purchase 17,741 shares of our common stock at an exercise price of $7.44 per share. This option will vest in quarterly installments through August 2016, subject to Mr. Dougherty's continued service through each applicable vesting date.

        At the time of the completion of our IPO, we established a Non-Employee Director Compensation Policy, or director plan, pursuant to which each member of our Board of Directors who is not also serving as an employee of our company or any of its subsidiaries will receive compensation for his or her Board of Directors service. The components of the Non-Employee Director Compensation Policy consist of annual cash compensation and equity compensation.

Annual Cash Compensation

        The annual cash compensation amounts set forth below are payable in equal quarterly installments, in arrears on the last day of each fiscal quarter in which the service occurred. If a non-employee joins the Board of Directors or a committee of the Board of Directors at a time other than effective as of the first day of a fiscal quarter, each annual retainer set forth below will be pro-rated based on the number of days served in the applicable fiscal year, with the pro-rated amount paid for the first fiscal quarter in which the non-employee director provides the service, and regular full quarterly payments thereafter. All annual cash fees are vested upon payment.

  •
  Annual Board of Directors Service Retainer:

  •
  All non-employee directors: $30,000

  •
  Chairman of the Board of Directors service retainer (in addition to the annual Board of Directors service retainer): $30,000

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  Annual Committee Member Service Retainer:

  •
  Member of the Audit Committee: $7,500

  •
  Member of the Compensation Committee: $5,000

  •
  Member of the Nominating and Governance Committee: $3,500

  •
  Annual Committee Chair Service Retainer (in lieu of committee member service retainer):

  •
  Chairman of the Audit Committee: $15,000

  •
  Chairman of the Compensation Committee: $10,000

  •
  Chairman of the Nominating & Governance Committee: $7,000

Equity Compensation

        The equity compensation set forth below will be granted under the 2013 Plan, as amended. All stock options granted under this policy will be nonstatutory stock options, with an exercise price per share equal to 100% of the fair market value (as defined in the 2013 Plan) of the underlying common stock on the date of grant, and a term of ten years from the date of grant (subject to earlier termination in connection with a termination of service as provided in the 2013Plan).

        1.    Initial Grant:    On the date of the non-employee director's initial election to the Board of Directors, for each non-employee director who is first elected to the Board of Directors following the effective date of our IPO (or, if not a market trading day, the first market trading day thereafter), the non-employee director will be automatically, and without further action by the Board of Directors or Compensation Committee of the Board of Directors, granted a stock option for 17,741 shares, subject to appropriate adjustment for any stock split, stock dividend, reverse stock split, stock combination or other change in our capitalization. Commencing on the first date that is three months after the date of grant, the shares subject to each stock option will vest in a series of 12 equal quarterly installments, such that the option is fully vested on the third anniversary of the date of grant, subject to the non-employee director's continuous service (as defined in the 2013 Plan) through each such vesting date; provided that the vesting date for the quarterly period in which our annual stockholders' meeting occurs shall be the date immediately prior to such annual meeting.

        2.    Annual Grant:    On the date of each of the Company's annual stockholder meeting held after the effective date of our IPO, each non-employee director who continues to serve as a non-employee director member of the Board of Directors immediately prior thereto be automatically, and without further action by the Board of Directors or Compensation Committee of the Board of Directors, granted a stock option for 8,870 shares, subject to appropriate adjustment for any stock split, stock dividend, reverse stock split, stock combination or other change in our capitalization. The shares subject to the stock option will vest on the day immediately prior to the next annual stockholders' meeting held after the date of grant, subject to the non-employee director's Continuous Service (as defined in the 2013 Plan) through such vesting date.

2013 Director Compensation Table

        The following table sets forth information regarding the compensation earned for service on our Board of Directors during the year ended December 31, 2013 by our directors who were not also our employees. Dr. Gowen was an employee director during 2013 and her compensation is fully reflected in the "Summary Compensation Table" below. Francois Nader, M.D. became a non-employee director in January 2014, and therefore is not included in this table.

Name	Option Awards ($)(1)		Total ($)
Leon O. Moulder, Jr.	—		—
Farah Champsi	—		—
Michael R. Dougherty	90,315	(2)	90,315	(3)
Terrence G. McGuire	—		—
Christopher K. Mirabelli, Ph.D.	—		—
Jake R. Nunn	—		—
David F. Solomon	—		—

(1)
This column reflects the full grant date fair value for options granted during the year as measured pursuant to ASC Topic 718 as stock-based compensation in our consolidated financial statements. Unlike the calculations contained in our financial statements, this calculation does not give effect to any estimate of forfeitures related to service-based vesting, but assumes that the non-employee director will perform the requisite service for the award to vest in full. The assumptions we used in valuing options are described in Note 7 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2013. These amounts do not reflect the actual economic value that will be realized by the non-employee director upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

(2)
Represents an option to purchase 17,741 shares granted to Mr. Dougherty during 2013 for service on our Board of Directors. The shares subject to this option vest in quarterly installments through August 2016, subject to Mr. Dougherty's continued service with us. As of December 31, 2013, an aggregate of 17,741 shares were outstanding under all options to purchase our common stock held by Mr. Dougherty and no other non-employee director held options to purchase our common stock.

(3)
The table below shows the aggregate number of option awards outstanding for each of our non-employee directors as of December 31, 2013. All of these options and awards were granted under our 2008 Equity Incentive Plan.

Name	Option Awards
Leon O. Moulder, Jr.	12,096
Farah Champsi	—
Michael R. Dougherty	17,741
Terrance G. McGuire	—
Christopher K. Mirabelli, Ph.D.	—
Jake R. Nunn	—
David F. Solomon	—

Indemnification Agreements

        Our amended and restated certificate of incorporation contains provisions limiting the liability of directors, and our amended and restated bylaws provide that we will indemnify each of our directors to the fullest extent permitted under Delaware law. Our amended and restated certificate of incorporation and amended and restated bylaws also provide our Board of Directors with discretion to indemnify our officers and employees when determined appropriate by the Board of Directors.

        We have entered and expect to continue to enter into agreements to indemnify our directors as determined by the Board of Directors. With certain exceptions, these agreements provide for indemnification for related expenses including, among other things, attorneys' fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding. We believe that these bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors. We also maintain customary directors' and officers' liability insurance. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, the Securities Act, may be permitted for our directors pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

 TRANSACTIONS WITH RELATED PERSONS

RELATED-PERSON TRANSACTIONS POLICY AND PROCEDURES

        In connection with our IPO, we adopted a related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

        Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of our Board of Directors, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under our Code of Business Conduct and Ethics, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our Audit Committee, or other independent body of our Board of Directors, will take into account the relevant available facts and circumstances including, but not limited to:

  •
  the risks, costs and benefits to us;

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  the impact on a director's independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

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  the availability of other sources for comparable services or products; and

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  the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

        The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our Audit Committee, or other independent body of our Board of Directors, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our Audit Committee, or other independent body of our Board of Directors, determines in the good faith exercise of its discretion.

CERTAIN RELATED-PERSON TRANSACTIONS

        The following is a summary of transactions since January 1, 2013 in which we have participated in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or holders of more than five percent of our capital stock or any members of their immediate family had or will have a direct or indirect material interest, other than compensation arrangements which are described under "Executive Compensation" and "Non-Employee Director Compensation."

        The Company has consulting agreements with two founding scientists and shareholders, under which $67,750 was paid for the year ended December 31, 2013, respectively. The consulting agreements are currently ongoing and can be terminated with 30 days' notice.

Participation in Initial Public Offering

        Some of our existing investors and their affiliated entities purchased shares of our common stock in our IPO at the initial public offering price. The participants in this offering included the following holders of more than 5% of our capital stock or entities affiliated with them. The following table presents the number of shares issued to these related parties at the initial public offering price of $7.00 per share:

Participants(1)	Shares of Common Stock
Alta Partners VIII, L.P.	472,410
Forest Laboratories Holdings Limited	428,571
HealthCare Ventures VIII, L.P.	297,058
New Enterprise Associates 12, Limited Partnership	472,410
Polaris Venture Partners V, L.P. and its affiliated entities	472,405

(1)
Additional details regarding these stockholders and their equity holdings is provided in "Security Ownership of Certain Beneficial Owners and Management."

        In November 2013, Alta Partners VIII, L.P. exercised its warrants to purchase an aggregate total of 550,000 shares of our Series B-1 preferred stock for aggregate consideration of $550,000.

Investor Rights Agreement

        We have entered into an investor rights agreement, as amended, with some of our stockholders, including entities affiliated with Alta Partners VIII, L.P., Forest Laboratories Holdings Limited, HealthCare Ventures VIII, L.P., New Enterprise Associates 12, Limited Partnership and Polaris Venture Partners V, L.P, pursuant to which we have granted rights to register the resale of their shares. The provisions of this agreement other than those relating to registration rights terminated upon the completion of our IPO. The surviving provisions of this agreement provide those holders with customary demand and piggyback registration rights with respect to the shares of common stock currently held by them and that were issuable to them upon conversion of our convertible preferred stock in connection with our IPO. In addition, warrants to purchase shares of our common stock held by entities that were not party to the investor rights agreement gave such entities piggyback registration rights, and, in some cases, demand registration rights with respect to the shares of Series B preferred stock or common stock, as applicable, issuable upon exercise of such warrants on the same terms as are set forth in the investor rights agreement. Registration rights terminate upon the earlier of (i) the third anniversary of our IPO in February 2017 or (ii) with respect to a particular holder, at such time as the holder and its affiliates may sell all of their shares of common stock pursuant to Rule 144 under the Securities Act without any restrictions on volume.

 HOUSEHOLDING OF PROXY MATERIALS

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        We expect that a number of brokers with account holders who are Trevena stockholders will be householding our proxy materials. A single set of Annual Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of Annual Meeting materials, please notify your broker or Trevena. Direct your written request to 1018 West 8th Avenue, Suite A, King of Prussia, Pennsylvania 19406. Stockholders who currently receive multiple copies of the Annual Meeting materials at their addresses and would like to request householding of their communications should contact their brokers.

OTHER MATTERS

        The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors
Roberto Cuca Secretary

April 11, 2014

A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2013 is available without charge upon written request to: Secretary, Trevena, Inc., 1018 West 8th Avenue, Suite A, King of Prussia, Pennsylvania 19406.

 Appendix A

TREVENA, INC.

2013 EQUITY INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: OCTOBER 22, 2013
APPROVED BY THE STOCKHOLDERS: OCTOBER 30, 2013
IPO DATE/EFFECTIVE DATE: JANUARY 31, 2014
AMENDED BY THE BOARD OF DIRECTORS: MARCH 31, 2014
APPROVED BY THE STOCKHOLDERS: [        ]

1.     GENERAL.

        (a)    Successor to and Continuation of Prior Plan.    The Plan is intended as the successor to and continuation of the Trevena, Inc. 2008 Equity Incentive Plan, as amended (the "Prior Plan"). From and after 12:01 a.m. Eastern Time on the Effective Date, no additional stock awards will be granted under the Prior Plan. All Awards granted on or after 12:01 a.m. Eastern Time on the Effective Date will be granted under this Plan. All stock awards granted under the Prior Plan will remain subject to the terms of the Prior Plan.

            (i)  Any shares that would otherwise remain available for future grants under the Prior Plan as of 12:01 a.m. Eastern Time on the Effective Date (the "Prior Plan's Available Reserve") will cease to be available under the Prior Plan at such time. Instead, that number of shares of Common Stock equal to the Prior Plan's Available Reserve will be added to the Share Reserve (as further described in Section 3(a) below) and be then immediately available for grants and issuance pursuant to Stock Awards hereunder, up to the maximum number set forth in Section 3(a) below.

           (ii)  In addition, from and after 12:01 a.m. Eastern Time on the Effective Date, with respect to the aggregate number of shares subject, at such time, to outstanding stock awards granted under the Prior Plan that (i) expire or terminate for any reason prior to exercise or settlement; (ii) are forfeited because of the failure to meet a contingency or condition required to vest such shares or otherwise return to the Company; or (iii) are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award (such shares the "Returning Shares") will immediately be added to the Share Reserve (as further described in Section 3(a) below) as and when such a share becomes a Returning Share, up to the maximum number set forth in Section 3(a) below.

        (b)    Eligible Award Recipients.    Employees, Directors and Consultants are eligible to receive Awards.

        (c)    Available Awards.    The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.

        (d)    Purpose.    This Plan, through the granting of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.

2.     ADMINISTRATION.

        (a)    Administration by Board.    The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

        (b)    Powers of Board.    The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

            (i)  To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.

           (ii)  To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

         (iii)  To settle all controversies regarding the Plan and Awards granted under it.

          (iv)  To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or at which cash or shares of Common Stock may be issued).

           (v)  To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant's rights under his or her then-outstanding Award without his or her written consent except as provided in subsection (viii) below.

          (vi)  To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to bring the Plan or Awards granted under the Plan compliant with the requirements for Incentive Stock Options or exempt from or compliant with the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. If required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as otherwise provided in the Plan or an Award Agreement, no amendment of the Plan will materially impair a Participant's rights under an outstanding Award without the Participant's written consent.

         (vii)  To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding "incentive stock options" or (C) Rule 16b-3.

        (viii)  To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that a Participant's rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant's rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant's rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant's consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.

          (ix)  Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

           (x)  To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

          (xi)  To effect, with the consent of any adversely affected Participant, (A) the reduction of the exercise, purchase or strike price of any outstanding Stock Award; (B) the cancellation of any outstanding Stock Award and the grant in substitution therefor of a new (1) Option or SAR, (2) Restricted Stock Award, (3) Restricted Stock Unit Award, (4) Other Stock Award, (5) cash award and/or (6) award of other valuable consideration determined by the Board, in its sole discretion, with any such substituted award (x) covering the same or a different number of shares of Common Stock as the cancelled Stock Award and (y) granted under the Plan or another equity or compensatory plan of the Company; or (C) any other action that is treated as a repricing under generally accepted accounting principles.

        (c)    Delegation to Committee.

            (i)  General.    The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

           (ii)  Section 162(m) and Rule 16b-3 Compliance.    The Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.

        (d)    Delegation to an Officer.    The Board may delegate to one (1) or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Awards, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of

Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Stock Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(x)(iii) below.

        (e)    Effect of Board's Decision.    All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3.     SHARES SUBJECT TO THE PLAN.

        (a)    Share Reserve.    Subject to Section 9(a) relating to Capitalization Adjustments, and the following sentence regarding the annual increase, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards will not exceed 4,587,703 (the "Share Reserve") which number is the sum of (i) 661,290 shares approved by the stockholders on October 30, 2013, plus (ii) an additional 1,050,000 new shares approved by the Board on March 31, 2014 plus (iii) the number of shares subject to the Prior Plan's Available Reserve, plus (iv) the number of shares that are Returning Shares, as such shares become available from time to time. In addition, the Share Reserve will automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1st of the year following the year in which the IPO Date occurs and ending on (and including) January 1, 2023, in an amount equal to 4% of the total number of shares of Capital Stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence. For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

        (b)    Reversion of Shares to the Share Reserve.    If a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan.

        (c)    Incentive Stock Option Limit.    Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 24,193,548 shares of Common Stock.

        (d)    Section 162(m) Limitations.    Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, the following limitations shall apply.

            (i)  A maximum of 1,612,903 shares of Common Stock subject to Options, SARs and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the Fair Market Value on the date the Stock Award is granted may be granted to any one Participant during any one calendar year. Notwithstanding the foregoing, if any additional Options, SARs or Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date the Stock Award are granted to any Participant during any calendar year, compensation attributable to the exercise of such additional Stock Awards will not satisfy the requirements to be considered "qualified performance-based compensation" under Section 162(m) of the Code unless such additional Stock Award is approved by the Company's stockholders.

           (ii)  A maximum of 1,612,903 shares of Common Stock subject to Performance Stock Awards may be granted to any one Participant during any one calendar year (whether the grant, vesting or exercise is contingent upon the attainment during the Performance Period of the Performance Goals).

         (iii)  A maximum of $5,000,000 may be granted as a Performance Cash Award to any one Participant during any one calendar year.

        (e)    Source of Shares.    The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4.     ELIGIBILITY.

        (a)    Eligibility for Specific Stock Awards.    Incentive Stock Options may be granted only to employees of the Company or a "parent corporation" or "subsidiary corporation" thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any "parent" of the Company, as such term is defined in Rule 405 of the Securities Act, unless (i) the stock underlying such Stock Awards is treated as "service recipient stock" under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction), (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from Section 409A of the Code, or (iii) the Company, in consultation with its legal counsel, has determined that such Stock Awards comply with the distribution requirements of Section 409A of the Code.

        (b)    Ten Percent Stockholders.    A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

5.     PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.

        Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award

Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

        (a)    Term.    Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Award Agreement.

        (b)    Exercise Price.    Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

        (c)    Purchase Price for Options.    The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:

            (i)  by cash, check, bank draft or money order payable to the Company;

           (ii)  pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

         (iii)  by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

          (iv)  if an Option is a Nonstatutory Stock Option, by a "net exercise" arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are reduced to pay the exercise price pursuant to the "net exercise," (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

           (v)  in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

        (d)    Exercise and Payment of a SAR.    To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

        (e)    Transferability of Options and SARs.    The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

            (i)  Restrictions on Transfer.    An Option or SAR will not be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.

           (ii)  Domestic Relations Orders.    Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

         (iii)  Beneficiary Designation.    Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, on the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant's estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

        (f)    Vesting Generally.    The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

        (g)    Termination of Continuous Service.    Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant's Continuous Service terminates (other than for Cause and other than upon the Participant's death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date three months following the termination of the Participant's Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR will terminate.

        (h)    Extension of Termination Date.    If the exercise of an Option or SAR following the termination of the Participant's Continuous Service (other than for Cause and other than upon the Participant's death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post termination exercise period after the termination of the Participant's Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant's Award Agreement, if the sale of any Common Stock received on exercise of an Option or SAR following the termination of the Participant's Continuous Service (other than for Cause) would violate the Company's insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant's Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company's insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

        (i)    Disability of Participant.    Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant's Continuous Service terminates as a result of the Participant's Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

        (j)    Death of Participant.    Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant's Continuous Service terminates as a result of the Participant's death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant's Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant's estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant's death, but only within the period ending on the earlier of (i) the date 18 months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant's death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR will terminate.

        (k)    Termination for Cause.    Except as explicitly provided otherwise in a Participant's Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant's Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant's termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the date of such termination of Continuous Service.

        (l)    Non-Exempt Employees.    If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six (6) months following the date of grant of the Option or SAR (although the Award may vest prior to such date).

Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant's retirement (as such term may be defined in the Participant's Award Agreement in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company's then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee's regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.

6.     PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.

        (a)    Restricted Stock Awards.    Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. To the extent consistent with the Company's bylaws, at the Board's election, shares of Common Stock may be (x) held in book entry form subject to the Company's instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

            (i)  Consideration.    A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

           (ii)  Vesting.    Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

         (iii)  Termination of Participant's Continuous Service.    If a Participant's Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

          (iv)  Transferability.    Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

           (v)  Dividends.    A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

        (b)    Restricted Stock Unit Awards.    Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

            (i)  Consideration.    At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

           (ii)  Vesting.    At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

         (iii)  Payment.    A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

          (iv)  Additional Restrictions.    At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

           (v)  Dividend Equivalents.    Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

          (vi)  Termination of Participant's Continuous Service.    Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant's termination of Continuous Service.

        (c)    Performance Awards.

            (i)  Performance Stock Awards.    A Performance Stock Award is a Stock Award (covering a number of shares not in excess of that set forth in Section 3(d) above) that is payable (including that may be granted, vest or be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

           (ii)  Performance Cash Awards.    A Performance Cash Award is a cash award (for a dollar value not in excess of that set forth in Section 3(d) above) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

         (iii)  Section 162(m) Compliance.    Unless otherwise permitted in compliance with the requirements of Section 162(m) of the Code with respect to an Award intended to qualify as "performance-based compensation" thereunder, the Committee will establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (a) the date 90 days after the commencement of the applicable Performance Period, and (b) the date on which 25% of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Goals remains substantially uncertain. Prior to the payment of any compensation under an Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the Committee will certify the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock). Notwithstanding satisfaction of any completion of any Performance Goals, the number of shares of Common Stock, Options, cash or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, will determine.

        (d)    Other Stock Awards.    Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7.     COVENANTS OF THE COMPANY.

        (a)    Availability of Shares.    The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Awards.

        (b)    Securities Law Compliance.    The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.

        (c)    No Obligation to Notify or Minimize Taxes.    The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8.     MISCELLANEOUS.

        (a)    Use of Proceeds from Sales of Common Stock.    Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

        (b)    Corporate Action Constituting Grant of Awards.    Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

        (c)    Stockholder Rights.    No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.

        (d)    No Employment or Other Service Rights.    Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

        (e)    Change in Time Commitment.    In the event a Participant's regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced.

        (f)    Incentive Stock Option Limitations.    To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with the rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

        (g)    Investment Assurances.    The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

        (h)    Withholding Obligations.    Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

        (i)    Electronic Delivery.    Any reference herein to a "written" agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company's intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

        (j)    Deferrals.    To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant's termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

        (k)    Compliance with Section 409A.    Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes "deferred compensation" under Section 409A of the Code is a "specified employee" for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a "separation from service" (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant's "separation from service" or, if earlier, the date of the Participant's death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

        (l)    Clawback/Recovery.    All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company's securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for "good reason" or "constructive termination" (or similar term) under any agreement with the Company.

9.     ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

        (a)    Capitalization Adjustments.    In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Sections 3(d), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

        (b)    Dissolution or Liquidation.    Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company's right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company's repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock

Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

        (c)    Corporate Transaction.    The following provisions will apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board will take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:

            (i)  arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation's parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);

           (ii)  arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation's parent company);

         (iii)  accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board will determine (or, if the Board will not determine such a date, to the date that is five days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction;

          (iv)  arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

           (v)  cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

          (vi)  make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Corporate Transaction, over (B) any exercise price payable by such holder in connection with such exercise.

        The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.

        (d)    Change in Control.    A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

10.   PLAN TERM; EARLIER TERMINATION OR SUSPENSION OF THE PLAN.

        The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of (i) the date the Plan is adopted by the Board (the "Adoption Date"), or (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

11.   EXISTENCE OF THE PLAN; TIMING OF FIRST GRANT OR EXERCISE.

        The Plan will come into existence on the Adoption Date; provided, however, no Award may be granted prior to the IPO Date (that is, the Effective Date). In addition, no Stock Award will be exercised (or, in the case of a Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award, or Other Stock Award, will be granted) and no Performance Cash Award will be settled unless and until the Plan has been approved by the stockholders of the Company, which approval will be within 12 months after the date the Plan is adopted by the Board.

12.   CHOICE OF LAW.

        The law of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state's conflict of laws rules.

13.   DEFINITIONS.

        As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

        (a)   "Affiliate" means, at the time of determination, any "parent" or "subsidiary" of the Company as such terms are defined in Rule 405 of the Securities Act. The Board will have the authority to determine the time or times at which "parent" or "subsidiary" status is determined within the foregoing definition.

        (b)   "Award" means a Stock Award or a Performance Cash Award.

        (c)   "Award Agreement" means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

        (d)   "Board" means the Board of Directors of the Company.

        (e)   "Capital Stock" means each and every class of common stock of the Company, regardless of the number of votes per share.

        (f)    "Capitalization Adjustment" means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

        (g)   "Cause" will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant's commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant's attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant's intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant's unauthorized use or disclosure of the Company's confidential information or trade secrets; or (v) such Participant's gross misconduct. The determination that a termination of the Participant's Continuous Service is either for Cause or without Cause will be made by the Board or Committee, as applicable, in its sole and exclusive judgment and discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

        (h)   "Change in Control" means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

            (i)  any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company's securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, (C) on account of the acquisition of securities of the Company by any individual who is, on the IPO Date, either an executive officer or a Director (either, an "IPO Investor") and/or any entity in which an IPO Investor has a direct or indirect interest (whether in the form of voting rights or participation in profits or capital contributions) of more than 50% (collectively, the "IPO Entities") or on account of the IPO Entities continuing to hold shares that come to represent more than 50% of the combined voting power of the Company's then outstanding securities as a result of the conversion of any class of the Company's securities into another class of the Company's securities having a different number of votes per share pursuant to the conversion provisions set forth in the Company's Amended and Restated Certificate of Incorporation; or (D) solely because the level of Ownership held by any Exchange Act Person (the "Subject Person") exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

           (ii)  there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction; provided, however, that a merger, consolidation or similar transaction will not constitute a Change in Control under this prong of the definition if the outstanding voting securities representing more than 50% of the combined voting power of the surviving Entity or its parent are owned by the IPO Entities;

         (iii)  there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; provided, however, that a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries will not constitute a Change in Control under this prong of the definition if the outstanding voting securities representing more than 50% of the combined voting power of the acquiring Entity or its parent are owned by the IPO Entities; or

          (iv)  individuals who, on the date the Plan is adopted by the Board, are members of the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

        Notwithstanding the foregoing definition or any other provision of this Plan, the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company and the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.

        (i)    "Code" means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

        (j)    "Committee" means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

        (k)   "Common Stock" means, as of the IPO Date, the common stock of the Company, having 1 vote per share.

        (l)    "Company" means Trevena, Inc., a Delaware corporation.

        (m)  "Consultant" means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a "Consultant" for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company's securities to such person.

        (n)   "Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's service with the Company or an Affiliate, will not terminate a Participant's Continuous Service ; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant's Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the

Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company's leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

        (o)   "Corporate Transaction" means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

            (i)  a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

           (ii)  a sale or other disposition of at least 90% of the outstanding securities of the Company;

         (iii)  a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

          (iv)  a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

        (p)   "Covered Employee" will have the meaning provided in Section 162(m)(3) of the Code.

        (q)   "Director" means a member of the Board.

        (r)   "Disability" means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

        (s)   "Effective Date" means the IPO Date.

        (t)    "Employee" means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an "Employee" for purposes of the Plan.

        (u)   "Entity" means a corporation, partnership, limited liability company or other entity.

        (v)   "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        (w)  "Exchange Act Person" means any natural person, Entity or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that "Exchange Act Person" will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities.

        (x)   "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

            (i)  If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

           (ii)  Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

         (iii)  In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

        (y)   "Incentive Stock Option" means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an "incentive stock option" within the meaning of Section 422 of the Code.

        (z)   "IPO Date" means the date of the underwriting agreement between the Company and the underwriter(s) managing the initial public offering of the Common Stock, pursuant to which the Common Stock is priced for the initial public offering.

        (aa) "Non-Employee Director" means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

        (bb) "Nonstatutory Stock Option" means any option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

        (cc) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

        (dd) "Option" means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

        (ee) "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

        (ff)  "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

        (gg) "Other Stock Award" means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

        (hh) "Other Stock Award Agreement" means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

         (ii)  "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an "affiliated corporation," and does not receive remuneration from the Company or an "affiliated corporation," either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

        (jj)  "Own," "Owned," "Owner," "Ownership" means a person or Entity will be deemed to "Own," to have "Owned," to be the "Owner" of, or to have acquired "Ownership" of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

        (kk) "Participant" means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

        (ll)   "Performance Cash Award" means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

        (mm)  "Performance Criteria" means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) total stockholder return; (ix) return on equity or average stockholder's equity; (x) return on assets, investment, or capital employed; (xi) stock price; (xii) margin (including gross margin); (xiii) income (before or after taxes); (xiv) operating income; (xv) operating income after taxes; (xvi) pre-tax profit; (xvii) operating cash flow; (xviii) sales or revenue targets; (xix) increases in revenue or product revenue; (xx) expenses and cost reduction goals; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added (or an equivalent metric); (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes; (xxix) user satisfaction; (xxx) stockholders' equity; (xxxi) capital expenditures; (xxxii) debt levels; (xxxiii) operating profit or net operating profit; (xxxiv) workforce diversity; (xxxv) growth of net income or operating income; (xxxvi) billings; (xxxvii) bookings; (xxxviii) the number of users, including but not limited to unique users; (xxxix) employee retention; (xxxx) initiation of phases of clinical trials and/or studies by specified dates; (xxxxi) patient enrollment rates, (xxxxii) budget management; (xxxxiii) submission to, or approval by, a regulatory body (including, but not limited to the U.S. Food and Drug Administration) with respect to products, studies and/or trials; (xxxxiv) and to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.

        (nn) "Performance Goals" means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any "extraordinary items" as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company's bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles, (12) to exclude the effects of the timing of acceptance for review and/or approval of submissions to the Food and Drug Administration or any other regulatory body and (13) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

        (oo) "Performance Period" means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

        (pp) "Performance Stock Award" means a Stock Award granted under the terms and conditions of Section 6(c)(i).

        (qq) "Plan" means this Trevena, Inc. 2013 Equity Incentive Plan.

        (rr)  "Restricted Stock Award" means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

        (ss) "Restricted Stock Award Agreement" means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

        (tt)  "Restricted Stock Unit Award" means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

        (uu) "Restricted Stock Unit Award Agreement" means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

       (vv)  "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

        (ww)  "Securities Act" means the Securities Act of 1933, as amended.

       (xx)  "Stock Appreciation Right" or "SAR" means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

        (yy) "Stock Appreciation Right Agreement" means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

        (zz) "Stock Award" means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

        (aaa)  "Stock Award Agreement" means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

        (bbb)  "Subsidiary" means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

        (ccc)  "Ten Percent Stockholder" means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Affiliate.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Date Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TREVENA, INC. 1018 WEST 8TH AVENUE - SUITE 49406 ATTN: ROBERTO CUCA - SVP/CFO KING OF PRUSSIA, PA 19406 M74136-P50245 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. TREVENA, INC. For All Except Withhold All For All The Board of Directors recommends you vote FOR the following: ! ! ! 1. To elect the Board of Directors’s three (3) nominees for Class I directors named herein to hold office until the 2017 Annual Meeting of Stockholders. Nominees: 01) Farah Champsi 02) Terrance G. McGuire 03) Christopher K. Mirabelli, Ph.D. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain ! ! ! 2. To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2014. ! ! ! 3. To approve the 2013 Equity Incentive Plan, as amended. Note: To conduct any other business properly brought before the meeting. These items of business are more fully described in the Proxy Statement accompanying this Notice. The record date for the Annual Meeting is April 2, 2014. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

You are cordially invited to attend the Annual Meeting of Stockholders of Trevena, Inc., a Delaware corporation (the “Company”). The meeting will be held on Wednesday, May 14, 2014 at 9:30 a.m. local time, at the King of Prussia Business Center Board Room at 1010 West 8th Avenue, King of Prussia, Pennsylvania 19406 for the proposals given on the reverse side. Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Annual Meeting to Be Held on Wednesday, May 14, 2014 at the King of Prussia Business Center Board Room at 1010 West 8th Avenue, King of Prussia, Pennsylvania 19406. The Notice and Proxy Statement and Annual Report to stockholders are available at www.proxyvote.com. M74137-P50245 TREVENA, INC. Annual Meeting of Stockholders May 14, 2014 at 9:30 a.m. This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Maxine Gowen and Roberto Cuca as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of TREVENA, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held on May 14, 2014 at 9:30 a.m. local time, at the King of Prussia Business Center Board Room at 1010 West 8th Avenue, King of Prussia, Pennsylvania 19406 and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held On May 14, 2014
To Be Held on May 14, 2014
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
PROPOSAL 1 ELECTION OF DIRECTORS
INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
PROPOSAL 2 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 3 APPROVAL OF 2013 EQUITY INCENTIVE PLAN, AS AMENDED
2013 Equity Incentive Plan
2013 Plan
EXECUTIVE OFFICERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION
NON-EMPLOYEE DIRECTOR COMPENSATION
TRANSACTIONS WITH RELATED PERSONS
HOUSEHOLDING OF PROXY MATERIALS
OTHER MATTERS
Appendix A TREVENA, INC. 2013 EQUITY INCENTIVE PLAN ADOPTED BY THE BOARD OF DIRECTORS: OCTOBER 22, 2013 APPROVED BY THE STOCKHOLDERS: OCTOBER 30, 2013 IPO DATE/EFFECTIVE DATE: JANUARY 31, 2014 AMENDED BY THE BOARD OF DIRECTORS: MARCH 31, 2014 APPROVED BY THE STOCKHOLDERS: [ ]